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                                                                     Exhibit 4.4

                                                                  [LOGO] GILBERT
                                                                          TOBIN

                                                                         LAWYERS

                          BUSINESS PURCHASE
                          AGREEMENT

                          BUSINESS OF BALTIMORE
                          TECHNOLOGIES PTY
                          LIMITED AND BALTIMORE
                          CERTIFICATES AUSTRALIA
                          PTY LIMITED

                       BALTIMORE TECHNOLOGIES PTY LIMITED

                       BALTIMORE TECHNOLOGIES PLC

                       BALTIMORE CERTIFICATES AUSTRALIA
                       PTY LIMITED

                       SECURENET LIMITED

                     2 Park Street Sydney NSW 2000 Australia

                   email@gtlaw.com.au http://www.gtlaw.com.au

              Telephone + 61 2 9263 4000 Facsimile + 61 2 9263 4111

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CONTENTS

1.  DICTIONARY                                                                 1
2.  SALE AND PRICE                                                             2
3.  CONDITIONS PRECEDENT TO COMPLETION                                         3
4.  PERIOD BEFORE COMPLETION                                                   4
5.  ADJUSTMENT OF PURCHASE PRICE                                               8
6.  COMPLETION AND TERMINATION                                                10
7.  BUSINESS CONTRACTS                                                        13
8.  EMPLOYMENT AND SUPERANNUATION                                             19
9.  LOCAL INTELLECTUAL PROPERTY                                               21
10. CONDUCT AFTER COMPLETION                                                  22
11. WARRANTIES                                                                22
12. CONFIDENTIALITY                                                           23
13. COSTS AND EXPENSES                                                        23
14. GST AND TAX                                                               24
15. DISPUTE RESOLUTION                                                        25
16. GENERAL                                                                   26
17. SELLER GUARANTEE                                                          30
18. BUYER NOMINEE COMPANY AND GUARANTEE                                       30
SCHEDULE 1 - BUSINESS ASSETS AND EXCLUDED CONTRACTS AND ASSETS
SCHEDULE 2 - WARRANTIES
SCHEDULE 3 - ASSET LEASES
SCHEDULE 4 - CUSTOMER CONTRACTS
SCHEDULE 5 - OTHER CONTRACTS
SCHEDULE 6 - EMPLOYEES
ATTACHMENT A - ADJUSTMENT STATEMENT
ATTACHMENT B - DISTRIBUTION AGREEMENT
ATTACHMENT C - TRUSTED WORLD PARTNER AGREEMENT
ATTACHMENT D - DICTIONARY

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DATE   2 May 2002

PARTIES

1. BALTIMORE TECHNOLOGIES PTY LIMITED ABN 31 003 823 461 of Level 4, Building C Citywest Office Park, 33 Saunders Street, Pyrmont, NSW 2009 (BT Pty Ltd);

2. BALTIMORE CERTIFICATES AUSTRALIA PTY LIMITED ABN 44 075 878 867 of Level 4, Building C Citywest Office Park, 33 Saunders Street, Pyrmont, NSW 2009
     (CAPL);

each, a Seller, and together, the Sellers;

3. BALTIMORE TECHNOLOGIES PLC (a company incorporated under the laws of England and Wales) of 1310 Waterside, Arlington Business Park, Theale, Reading, Berkshire, RG7 4SA, United Kingdom (BT plc); and

4. SECURENET LIMITED ABN 74 073 665 175 of Level 18, 60 Albert Road, South Melbourne, VIC 3205 (the Buyer).

BACKGROUND

A.   The Business is carried on by the Sellers.

B. The Buyer wishes to acquire as a going concern and continue the Business of the Sellers.

C. BT Pty Ltd and CAPL have agreed to sell and transfer to the Buyer the Business Assets on the terms and conditions of this Agreement and the Related Agreements.

THE PARTIES AGREE

1.   DICTIONARY

The Dictionary in Attachment B:

(a)  defines some of the terms used in this Agreement; and

(b)  sets out the rules of interpretation which apply to this Agreement.

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2.   SALE AND PRICE

2.1  Sale of Business Assets

Subject to clause 3, the Sellers as legal and beneficial owners must sell the Business Assets to the Buyer and the Buyer must buy them:

(a)  for the Purchase Price;

(b)  on the Completion Date; and

(c)  free of Security Interests or other rights or interests of third parties.

2.2  Purchase Price

Subject to adjustment in accordance with clauses 5.1 and 4.2(b)(ii), the Purchase Price is AU$5,700,000 apportioned as follows:

(a) AU$4,200,000, less any sum payable pursuant to clause 4.2(b)(ii), payable on the Completion Date;

(b)  the Adjustment Amount, payable in accordance with clauses 5.1 and 6.9; and

(c) conditional on the receipt by SecureNet on or before 15 June 2003 of a valid order placed by the Commonwealth Bank of Australia for its CA business (CBA Order):

     (i) AU$1,000,000 payable within 2 Business Days of SecureNet's receipt of such CBA Order; and

     (ii) AU$500,000 payable 90 calendar days after the payment to Baltimore under paragraph (i) above.

2.3  Allocation of Purchase Price

Between the date of this Agreement and the Completion Date, the parties will use their reasonable efforts to agree on the allocation of the Purchase Price between the Business Assets.

2.4  Title and Risk

Title to, possession of and risk in the Business Assets passes to the Buyer on Completion.

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2.5  Going concern and GST

(a) The parties agree that the sale of the Business conducted by the Sellers is the Supply of a Going Concern.

(b) The Buyer represents and warrants that it is registered or required to be registered under the GST Law.

(c) The Sellers must continue to conduct the Business as a going concern until Completion.

(d) The parties enter into this Agreement on the basis that the sale of the Business as a Going Concern is GST-free.

(e) If, for any reason, this sale is not accepted by the Commissioner of Taxation as GST-free or the Supply of a Going Concern:

     (i) the Buyer must pay to the Sellers the amount of the GST within 14 days after the Commissioner confirms the Sellers' liability to GST in an assessment or correspondence; and

     (ii) the Sellers must give the Buyer a Tax Invoice in a form which complies with the GST Law, as a precondition to payment under paragraph (e)(i).

(f) Clause 14 deals with the effect of GST on any other matters contemplated by this Agreement. If there is any inconsistency between this clause and clause 14, this clause prevails.

3.   CONDITIONS PRECEDENT TO COMPLETION

3.1  Conditions Precedent

The Buyer and the Sellers are only obliged to complete the sale and purchase of the Business Assets in accordance with this Agreement if each Condition is either satisfied or waived in full by the Benefiting Parties in accordance with this clause 3.

3.2  Satisfaction of Conditions

(a) reasonable endeavours: Each party must use their reasonable endeavours to satisfy the Conditions before the End Date.

(b) notice: The Buyer and the Sellers must each promptly notify each other party in writing if it becomes aware that a Condition is satisfied or becomes incapable of being satisfied.

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(c)  waiver: A Condition may only be waived by the Benefiting Party(s) of that
     Condition. Such waiver must be in writing and is only effective to the extent specified in the waiver.

4.   PERIOD BEFORE COMPLETION

4.1 The Sellers shall procure between the date hereof and the Completion Date that unless the Buyer has given its prior consent or except as expressly required or permitted pursuant to this Agreement or pursuant to an Integration Committee minute approving such action:

(a) unless the Buyer's representatives on the Integration Committee agree otherwise, the Business will be carried on in the ordinary and usual course which, for the avoidance of doubt, shall mean that the Business is conducted in substantially the same manner as it was in the six months immediately prior to the date of this Agreement;

(b) unless the Buyer's representatives on the Integration Committee agree otherwise, no actions may be taken outside the ordinary and usual course of the Business without the prior written approval of the Integration Committee;

(c) unless the Buyer's representatives on the Integration Committee agree otherwise, none of the following shall occur in respect of the Business:

     (i) the purchase of or agreement to purchase any asset with a value of $10,000 or more or a commitment to purchase in any one year a number of assets or make a number of investments with an aggregate book value of $20,000 or more;

     (ii) the sale of or agreement to sell any asset with a value of $10,000 or more or a commitment to sell in any one year a number of assets with an aggregate book value of $20,000 or more;

     (iii) the entering into, variation or termination of any contract of employment or services with any person or entity (except the termination of any contract of employment at the request of the employee or with an Excluded Person);

     (iv) the issue of any letter of demand or the commencement of any proceeding to recover any debt of $20,000 or more from any customer or client of the Business;

     (v) the Sellers entering into, amending or terminating any long term contract or a contract with a value (taking account of gross payments or receipts over the life of the contract) of $200,000 or more; or

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     (vi) the commencement by the Sellers of any new business other than the
          Business.

4.2  Pyrmont Property Lease

(a) BT Pty Ltd undertakes that it will, in conjunction with the Buyer, use all reasonable endeavours from the date of this Agreement to achieve an assignment to the Buyer of BT Pty Ltd's interest in the Pyrmont Property Lease (in respect of Level 4 and half of Level 3 only) on terms equal to the Buyer paying AU$264,506 per annum with a yearly increase of the higher of 4% or CPI, exclusive of outgoings and payments under the Car Park Licence. If it becomes apparent to the Parties that despite their reasonable efforts the landlord under the Pyrmont Property Lease (Landlord) is not prepared to consent to an assignment of the Pyrmont Property Lease, then in any such case BT Pty Ltd and the Buyer will use all reasonable endeavours to achieve a sub-letting to the Buyer on terms substantially equivalent to BT Pty Ltd's Pyrmont Property Lease of BT Pty Ltd's interest in the Pyrmont Property Lease (in respect of Level 4 and half of Level 3 only).

(b) BT Pty Ltd acknowledges that its reasonable efforts for the purposes of this clause 4.2 include the following:

     (i) in the case of an assignment: BT Pty Ltd undertaking to the Landlord to place in escrow on the granting of the licence to assign, a sum equivalent to the Net Present Value of the amounts payable under the Pyrmont Property Lease for the period from Completion until 31 December 2006, less an amount equal to AU$264,506 per annum with a yearly increase of the higher of 4% or CPI, exclusive of outgoings and payments under the Car Park Licence; or

     (ii) in the case of a sub-letting to the Buyer: BT Pty Ltd giving to the Buyer a sum worked out by multiplying $38,113 per month by the number of months from the Completion Date to 31 December 2006 (for example, assuming Completion on 31 May 2002, such sum would be $2,096,240).

4.3  Access to information

The Sellers must:

(a) allow the Buyer and its agents, representatives and advisers reasonable access to the Property, the Business Assets, the books and records (including to take copies of such material) and the Employees of the Sellers upon reasonable prior notice; and

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(b)  ensure the Buyer is kept promptly informed of all material matters relating to the businesses, assets and affairs of the Sellers and further that the Buyer receives a copy of all board papers, management reports and accounts, and Integration Committee minutes as soon as practicable but no later than such time when they are received by the Sellers.

4.4  Integration Committee

The Buyer and BT Pty Ltd shall each appoint in writing 3 representatives to an Integration Committee for the purpose of monitoring and advising on the operation of the Business by the Sellers prior to the Completion Date and the performance of the Buyer and the Sellers of their respective obligations pursuant to this Agreement. In the event of deadlock of any meeting of the Integration Committee, the parties agree that Bijan Khezri shall have the final and casting vote.

4.5  The Buyer's Conduct

Unless BT Pty Ltd agree otherwise in writing, prior to Completion the Buyer must not do anything, fail to do anything, or allow anything to happen which would make a Buyer Warranty false or misleading in a material respect. During the period from signing this Agreement until Completion, the Buyer must not do anything which would make a Seller Warranty false or misleading in a material respect, provided that this provision will not restrict the Buyer from operating the Buyer's own business on a normal commercial basis.

4.6  HIC Agreement

(a)  BT Pty Ltd will use reasonable endeavours:

     (i) to remedy to HIC's satisfaction defects or deficiencies alleged by HIC in products or services supplied by BT Pty Ltd to the Health Insurance Commission (HIC) pursuant to the agreement between HIC and BT Pty Ltd dated 1 February 2000 (the HIC Agreement); and

     (ii) to secure consent by HIC to assignment of the HIC Agreement from BT Pty Ltd to the Buyer with effect on and from Completion, but varied in accordance with the draft letter from Rory Brennan of BT Pty Ltd to Kathy Kirby of HIC which is Attachment J to the "Disclosure Bundle" attached to the Disclosure Letter (Agreed HIC Amendments), or substantially similar terms or as otherwise agreed by the parties.

(b) Not less than five (5) days prior to Completion the Buyer will advise the Sellers whether the Buyer nominates the HIC Agreement as an Excluded Contract. If the Buyer does not so nominate, the HIC Agreement will be a Customer Contract and governed as such by other provisions of this Agreement. If the Buyer does so nominate:

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     (i)  the HIC Agreement will be an Excluded Contract as though included in
          Part 2 of Schedule 1 and governed as such by other provisions of this agreement which relate to Excluded Contracts;

     (ii) BT Pty Ltd must and, subject to paragraph (iii), will require Buyer to, and Buyer will, provide professional services at the same rates as are payable by HIC to BT Pty Ltd under the HIC Agreement, to facilitate BT Pty Ltd to provide support services to HIC as required under the HIC Agreement and otherwise as reasonably required to enable BT Pty Ltd to fulfil its ongoing support obligations to HIC (other than Level 3 support) subsequent to Completion on the same terms as apply generally to provision of professional services by the Buyer to BT plc;

     (iii) if the Buyer does not provide professional services as referred to in paragraph (ii) in accordance with the terms as apply generally to provision of professional services by the Buyer to BT plc and otherwise as reasonably required to enable BT Pty Ltd to fulfil its ongoing support obligations to HIC (other than Level 3 support) subsequent to Completion and the Buyer does not remedy that deficiency within 10 days from the date of any notice from BT Pty Ltd to the Buyer specifying that deficiency, then notwithstanding clause 2.1 of the Distribution Agreement and without affecting BT Pty Ltd's other rights and remedies, BT Pty Ltd will be entitled to itself provide or to purchase support services from another provider in order to fulfil BT Pty Ltd's obligations under the HIC Agreement.

(c)  If at any time subsequent to Completion BT Pty Ltd is able to:

     (i) remedy to HIC's satisfaction defects or deficiencies alleged by HIC in products or services supplied by BT Pty Ltd to HIC pursuant to the HIC Agreement; and

     (ii) secure consent by HIC to assignment of the HIC Agreement from BT Pty Ltd to the Buyer varied in accordance with the Agreed HIC Amendments or substantially similar terms or as otherwise agreed by the parties,

     BT Pty Ltd must notify the Buyer, providing reasonable evidence of fulfilment of (i) and (ii) above. If BT Pty Ltd is able to do so, the Buyer will consent to an assignment of the HIC Agreement subject to the Agreed HIC Amendments, and the provisions of clause 7 of this Agreement will operate as and from the date that this assignment takes effect, amended however such that where provisions of clause 7 refer to Completion and the Completion Date, those references will be read as references to the assignment pursuant to this provision and the date that that assignment takes effect.

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(d)  At any time subsequent to Completion and notwithstanding that BT Pty Ltd is not able to fulfil the conditions stated in (i) and (ii) of paragraph (c) above, the Buyer may, at Buyer's election exercised on not less than 20 Business Days prior notice, require BT Pty Ltd to assign the HIC Agreement, on reasonable terms and subject to such assignment being in accordance with provisions of the HIC Agreement, in which event the provisions of clause 7 of this Agreement will operate as and from the date that this assignment takes effect, amended however such that where provisions of clause 7 refer to Completion and the Completion Date, those references will be read as references to the assignment pursuant to this provision and the date that that assignment takes effect.

(e) The provisions of this clause 4.6 survive Completion of this Agreement and will continue for such period as is required to give effect to these provisions in accordance with their tenor.

5.   ADJUSTMENT OF PURCHASE PRICE

5.1  Adjustment of Purchase Price

(a) The parties acknowledge that the Purchase Price will be adjusted on the Adjustment Date, but calculated as at the Completion Date, for:

     (i) Seller Accruals, Unlicensed Software Cost, Employee Entitlements relating to the Transferring Persons and Deferred Revenue, by way of reductions in the Purchase Price; and

     (ii) Work in Progress and Seller Prepayments, by way of increases in the Purchase Price,

     in accordance with an Adjustment Statement in the form set out in Attachment A, the contents of which are to be agreed between the Sellers and the Buyer. The net adjustment amount (Adjustment Amount) determined in accordance with the Adjustment Statement will be an amount payable by the Sellers to the Buyer, or by the Buyer to the Sellers, as the case may be. The Adjustment Amount must be paid in accordance with clause 6.9 on the Adjustment Date.

(b) During the Adjustment Period, the Buyer and the Sellers shall use all reasonable efforts to agree the Adjustment Statement determined as at the Completion Date.

(c) The calculation of the Adjustment Statement is to be in accordance with Accounting Standards.

(d) During the Adjustment Period, the Sellers and the Buyer must provide to each other full access to the working papers and source documents used in

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     preparing the calculation of the Adjustment Statement at the Completion
     Date.

(e) If the Buyer and the Sellers do not agree on a value or a particular item in the calculation of the Adjustment Statement upon the expiry of the Adjustment Period, the value or particular item is to be determined by an Independent Expert in accordance with clause 5.2.

(f) For the purpose of calculating any increase to the Purchase Price under clause 5.1(a), the Work in Progress shall be calculated on a GST exclusive basis and Seller Prepayments shall be reduced by the amount of any Input Tax Credits for which the Seller is entitled in respect of those Seller Prepayments.

5.2  Independent Expert

(a) valuation: If a matter is referred to the Independent Expert under clause 5.1, the parties must immediately upon the expiry of the Adjustment Period instruct the Independent Expert to complete the relevant determination as soon as possible and no later than 28 days following the expiry of the Adjustment Period.

(b)  access and submissions: Each party:

     (i) must provide the Independent Expert with full access to its books and records and information required by the Independent Expert to complete a valuation or make a determination under this clause; and

     (ii) is entitled to make submissions to the Independent Expert about a valuation or determination to be completed or made under this clause.

(c) final and binding: The Independent Expert's written determination or valuation of a matter referred to it under this Agreement is final and binding and, where applicable, must be promptly incorporated in the Adjustment Statement.

(d)  expert: The Independent Expert acts as an expert, not as an arbitrator.

(e)  costs: The Independent Expert shall determine who should bear his costs.

5.3  Receivables

(a) Effective from Completion, each Seller shall appoint the Buyer its agent for the purpose of collecting the Receivables and giving directions to debtors to pay the Receivables to the Buyer.

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(b)  The Sellers must provide to the Buyer at Completion a list of the
     Receivables as at Completion setting out for each debtor:

     (i)  the name;

     (ii) the address;

     (iii) the amount owing; and

     (iv) the due date for payment of the debt.

(c)  The Buyer, as each Seller's agent, must:

     (i) for the period of 90 days following Completion, seek payment of the Receivables in accordance with generally accepted commercial practices; and

     (ii) account to the Sellers, on the last day of each thirty day period after the Completion Date for all amounts received by the Buyer for Receivables with a right of set-off of such amounts against any Adjustment Amount payable pursuant to clause 6.9.

(d) At the end of the period of 90 days following Completion, Buyer's appointment as the agent of each Seller shall terminate and the Sellers shall re-assume responsibility for the collection of any Receivables which have not been paid at that date. Any amounts received by the Sellers in accordance with this paragraph (d) shall be retained by the Sellers in full for their own account.

(e) Nothing in this clause 5.3 obliges the Buyer to take action to recover any Receivable by way of recovery or enforcement proceedings.

(f) During the 90 day period following Completion, the Sellers shall not take any action to recover any Receivable.

6.   COMPLETION AND TERMINATION

6.1  Date for Completion

Subject to clause 3.1 (Conditions Precedent), Completion must take place at the office of the Sellers' solicitors, Gilbert + Tobin Lawyers of Level 37, 2 Park Street Sydney, on 31 May 2002 and in any event, no later than the End Date or such other date as the parties may agree in writing.

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6.2  Delivery of Related Agreements by BT Pty Ltd

At Completion, BT Pty Ltd must give to the Buyer:

(a)  each of the Related Agreements executed by; and

(b)  board minutes authorising the entry into such Related Agreement by,

BT Pty Ltd and/or the affiliates of BT Pty Ltd (as the case may be).

6.3  Delivery of Business Records

At Completion, the Sellers must give to the Buyer:

(a) business records: full and complete Business Records (and copies of the Excluded Records except where delivery of such copies would breach legal professional privilege or where such Excluded Records are solely those referred to in paragraph (c) of the definition of such term) which relate to the Business Assets existing as at the Completion Date; including all documentary evidence reasonably required to evidence ownership of the Business Assets; and

(b)  invoices: copies of the invoices for the Receivables and the Seller
     Accruals.

6.4  Delivery and Possession of the Business Assets

Subject to the Buyer's compliance with clauses 6.6 and 6.8 and to the provisions of clause 7, at Completion, the Sellers must give the Buyer full and unrestricted possession of all the Business Assets, excluding the Excluded Contracts and Excluded Assets including duly executed transfers required to vest any Business Assets in the Buyer.

6.5  Meeting

On or before Completion, each Seller must ensure that:

(a) a meeting of its shareholders is convened to change the name of the Seller to a name which does not include the word "Baltimore"; and

(b) the relevant documentation necessary to notify the relevant Government Agency(s) of such change of name is delivered to the Buyer for lodgement.

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6.6  Change of company names

The Sellers shall use their reasonable efforts to procure that the names of Baltimore Technologies (Asia Pacific) Pty Limited ACN 099 244 149 and Baltimore Technologies (Holdings) Pty Ltd ACN 099 243 544 are changed to names which do not include the word "Baltimore" and that the relevant documentation necessary to notify the relevant Government Agency(s) of such change of name is lodged.

6.7  The Buyer's Obligations on Completion

On Completion and if the Sellers have complied with clauses 6.2, 6.3 and 6.4, the Buyer must deliver to BT Pty Ltd counterparts executed by the Buyer of each of the Related Agreements.

6.8  Simultaneous Actions at Completion

In respect of Completion:

(a)  the obligations of the parties under this agreement are independent; and

(b) all actions required to be performed will be taken to have occurred simultaneously on the Completion Date.

6.9  Payment of Adjustment Amount

On the Adjustment Date the party which is required to pay the Adjustment Amount must pay such Adjustment Amount to the other party.

6.10 Termination

(a) A party may terminate this agreement by giving notice in writing to the other parties at any time before Completion if that party has not breached clause 3.2 and:

     (i) a Condition is incapable of fulfilment and the Benefiting Party has advised in writing that it will not waive the Condition; or

     (ii) each Condition is not satisfied, or waived in full by each Benefiting Party before 5.00 pm on the End Date.

(b) On termination of this Agreement under paragraph (a) above, no party has any further obligations and is released from further performing its obligations under this Agreement except under:

     (i)  clause 13 (Confidentiality);

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     (ii) clause 14 (Costs);

     (iii) clause 17 (General); and

     (iv) a right, remedy or claim which accrued before termination.

(c) Subject to paragraph (b) above, no party will have any liability whatsoever to the other parties for any costs, expenses, losses or other damages of any kind (including third party claims against the other parties) incurred by the other parties for the termination of this Agreement under this clause.

7.   BUSINESS CONTRACTS

7.1  Assumption of obligations under Business Contracts

Subject to the Distribution Agreement and Completion, and with effect from the Completion Date, the Buyer hereby:

(a) assumes all performance obligations of the Sellers and BT plc under the Business Contracts including, without limitation any obligation under the Customer Contracts to:

     (i)  provide customer support;

     (ii) remedy defects occurring after the Completion Date; and

     (iii) supply services which the Sellers and BT plc undertook to perform prior to the Completion Date (excluding such Support Services as the Sellers and BT plc have undertaken to provide under the Distribution Agreement subsequent to the Completion Date);

(b)  assumes all liability under any Business Contract;

(c) undertakes to the Sellers and BT plc to carry out, perform and complete all the obligations and liabilities created by or arising under the Business Contracts; and

(d)  the obligations and liabilities of the Buyer pursuant to paragraphs (a),
     (b) and (c) above do not apply to obligations and liabilities attributable to and arising out of a breach of a provision or warranty of a Business Contract by the Sellers or BT plc prior to the Completion Date.

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7.2  Entitlement of benefits under Business Contracts

(a) Subject to paragraph (b), at Completion, the Buyer will become entitled to the benefits under those Business Contracts which remain to be satisfied subsequent to the Completion Date.

(b) Benefits granted pursuant to paragraph (a) do not include any insurance policies, insurance claims and repayments arising prior to the Completion Date in relation to the Business.

7.3  Indemnity and no liability

(a) Indemnity: The Buyer must indemnify the Sellers and BT plc and keep each of them fully indemnified against all Liabilities brought or made against or incurred by any of the Sellers or BT plc:

     (i) in respect of non-performance or defective or negligent performance by the Buyer of the Business Contracts or otherwise arising out of the Business Contracts after Completion; and

     (ii) in relation to the Buyer's assumptions of the obligations, liabilities, guarantees and warranties in relation to the Business Contracts under clause 7.1,

     except to the extent such Liability arises due to the negligence, fraud, dishonesty or wilful act or omission of any of the Sellers, BT plc, or its or their Related Bodies Corporate.

(b) Indemnity: The Sellers and BT plc must indemnify the Buyer and keep it fully indemnified against all Liabilities (whenever occurring, provided that the event which gives rise to any such Liability occurs on or before Completion) that are brought or made against or incurred by the Buyer in respect of the Business Contracts except to the extent such Liability arises due to the negligence, fraud, dishonesty or wilful act or omission of the Buyer or its Related Bodies Corporate.

(c) No Liability: The Buyer will hold each of the Sellers and BT plc free from any Liability arising from:

     (i) breach of a Business Contract relating to failure to obtain or formalise consent of the assignment or novation of that contract or otherwise; or

     (ii) relocation or disruption to the Buyer's business or any other consequence suffered by the Buyer if the Buyer has to give up possession of an Asset Lease.

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7.4  Release of Guarantees

(a) From the Completion Date and except to the extent provided under this Agreement, the Buyer must use its reasonable endeavours to secure the release or discharge of each Seller Group Guarantee, including, without limitation, by providing or obtaining such reasonable Guarantees, support or information as is reasonably required by any third party whose agreement is required for the release of the Seller Group Guarantee. For the purposes of clarity, in the case of the guarantee listed in item (a) of Schedule 8 (Seller Group Guarantees), the obligations on the Buyer to use reasonable endeavours to secure the release or discharge of that guarantee will not require the Buyer to offer or provide any form of substitute guarantee in favour of the Health Insurance Commission.

(b) Except to the extent provided under this Agreement, the Buyer must indemnify the Sellers or BT plc and keep the Sellers or BT plc, as the case may be, fully indemnified against all Liabilities brought or made against or incurred by the Sellers or BT plc, as the case may be, in relation to the Seller Group Guarantees, to the extent that these arise from the performance of any obligation under the Business Contracts, or any acts or omissions of the Buyer, subsequent to the Completion Date.

(c) Except to the extent provided under this Agreement, the Sellers or BT plc, as the case may be, must indemnify the Buyer and keep the Buyer fully indemnified against all Liabilities brought or made against or incurred by the Buyer in relation to the Seller Group Guarantee, to the extent that these arise from any obligation under the Business Contracts, or any acts or omissions of either the Sellers or BT plc, prior to the Completion Date.

(d) The Sellers will cause the Unconditional Financial Undertaking provided by the Australia and New Zealand Banking Group Limited Number 09300/2059 dated 28 March 2000 to remain in place until expiry of that undertaking on 31 March 2003 or its earlier expiry in accordance with paragraph 2 of its provisions. If there is a claim by the Health Insurance Commission on that undertaking pursuant to the provisions of the HIC Agreement, the provisions of clauses 7.1 to 7.3 above will operate as between the Sellers and the Buyer to determine the allocation of liability as between the Sellers and the Buyer.

7.5  Transfer of Business Contracts capable of assignment without consent

With effect from Completion, the Sellers each assign to the Buyer all of the interest of the Sellers arising under the Business Contracts that do not require the agreement, consent or approval of a third party in order for the assignment to be effective at law or in equity.

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7.6  Novation or Assignment of Business Contracts with consent

(a) The Sellers and the Buyer must use reasonable endeavours to novate, assign (where novation is not possible) or subcontract (where novation or assignment is not possible), with effect from the Completion Date from the Sellers to the order of the Buyer, all the Business Contracts:

     (i) which are capable of novation, assignment or subcontracting with the consent of a third party(s) to those contracts; and

     (ii) on terms which, taken as a whole including any terms relating to the novation or assignment, are no less favourable than the terms of the relevant Business Contract, unless otherwise agreed.

(b) The Sellers and the Buyer must comply with paragraph (a) from the date of this Agreement until all such Business Contracts are novated, assigned or subcontracted.

7.7  Business Contracts held on trust

Without prejudice to clause 7.1, and unless and until the Business Contracts can be assigned, novated or subcontracted in accordance with this clause 7:

(a) the Sellers shall hold such Business Contracts in trust for the Buyer from the Completion Date;

(b) the Sellers shall do all things reasonably necessary to enable the Buyer to enjoy the full benefit of such Business Contracts;

(c) the Buyer shall, as the Sellers' sub-contractor or agent, perform all the obligations of the Sellers under such Business Contracts in accordance with this clause 7; and

(d) the Sellers shall allow the Buyer to use property the subject of an Asset Lease, as licensee from Completion until the transfer of the Asset Lease is completed.

7.8  Assistance

Unless and until any Business Contracts are novated, assigned or subcontracted under this Agreement, the Sellers will as directed by the Buyer and at the Buyer's cost:

(a) enforce the Sellers' rights under such Business Contract against any other party to the Business Contract;

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(b)  provide access to all relevant books, documents and other information in relation to such Business Contract as the Buyer may reasonably require from time to time.

(c) do anything else reasonably requested by the Buyer to give the Buyer the full benefit of such Business Contract.

7.9  Payments made in respect of Business Contracts

If any payment is made to the Sellers in respect of the Business Contracts, other than in payment of a Receivable, after the Completion Date, the Sellers shall receive the same as trustee for the Buyer, and shall account to the Buyer for the same within 14 days of receipt.

7.10 Ongoing responsibilities

(a)  All income, profits and benefits of the Business:

     (i)  up to the Completion Date, belong to the Sellers; and

     (ii) after the Completion Date, belong to the Buyer.

(b) Except as provided elsewhere in this Agreement, all liabilities of the Business including, without limitation, all expenses, rates, water rates, insurance premiums, telephone, electricity and gas charges and other outgoings:

     (i)  up to the Completion Date are the responsibility of the Sellers; and

     (ii) after the Completion Date, are the responsibility of the Buyer,

     unless liability specifically relates to an Excluded Contract or Excluded Asset in which case the liability is the responsibility of the Sellers.

(c) The Sellers shall indemnify and keep fully indemnified the Buyer from any claims brought or made against or incurred by the Buyer in relation to the liabilities of the Business referred to in paragraph (b) (other than liability specifically relating to an Excluded Contract or Excluded Asset) above up to the Completion Date, and the Buyer shall indemnify and keep fully indemnified the Sellers from any claims brought or made against or incurred by the Sellers in relation to the liabilities of the Business referred to in paragraph (b) above after the Completion Date.

                                    Page 17

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7.11 Circular

Subject to the prior consent of BT Pty Ltd, the Buyer may on or at any time on or before Completion and at the Buyer's expense, send a circular:

(a)  in a form agreed upon by BT Pty Ltd;

(b) to persons who have had dealings with the Sellers in connection with the Business; and

(c) announcing the transfer, subject to Completion, to the Buyer of the Business.

7.12 Access to Business Records

The Buyer must retain all the Business Records delivered by the Sellers to the Buyer at the Completion Date for 7 years and promptly make available to the Sellers, in a timely and diligent manner, such personnel, information, documentation, records and files which are reasonably required by the Sellers for any purpose relating to:

(a) the affairs of the Business as operated by the Sellers prior to the Completion Date;

(b)  any claim against or proceeding involving the Sellers; or

(c) the completion of the Sellers' tax return or the Sellers' other Tax obligations, whether they arise after or prior to the Completion Date,

save to the extent access would breach legal professional privilege or any confidentiality agreement, in which case the Buyer must use best endeavours to provide the relevant access.

7.13 Access to Excluded Business Records

The Sellers must retain (in Sydney) all the Excluded Business Records for 7 years and promptly make available to the Buyer, in a timely and diligent manner, such personnel, information, documentation, records and files which are reasonably required by the Buyer for any purpose relating to:

(a) the affairs of the Business as operated by the Buyer after the Completion Date;

(b)  any claim against or proceeding involving the Buyer; or

(c) the completion of the Buyer's Tax return and the Buyer's other Tax obligations, whether they arise after or prior to the Completion Date,

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save to the extent that such provision would breach legal professional privilege or any confidentiality agreement, in which case the Sellers must use best endeavours to provide the relevant access.

7.14 Access by BT Pty Ltd

The Buyer grants a licence for 4 months from the Completion Date to BT Pty Ltd and up to 2 of its employees to use and access any of the Business Assets without charge and on the same terms that the Buyer and the Transferring Persons use the Business Assets, provided that such use is reasonably necessary for the continuation of BT Pty Ltd's operations in Australia after Completion and that such use is in accordance with this Agreement and the terms of the Distribution Agreement.

7.15 Information Technology Transition Plan

Prior to Completion, the parties will work together in good faith to develop an agreed Information Technology Transition Plan and after the Completion Date, the Parties will use their reasonable endeavours to ensure the implementation of that plan.

8.   EMPLOYMENT AND SUPERANNUATION

8.1  Offer

(a) conditional offer: Within ten Business Days after the execution of this Agreement or as otherwise agreed, the Buyer must offer in writing (on terms which have been approved in writing by BT Pty Ltd) to employ each Employee or contract with each Contractor, conditional on Completion occurring and effective from the Completion Date, on terms which are substantially similar to the terms offered by BT Pty Ltd to that Employee or that Contractor as at the date of this Agreement (Offer).

(b) acceptance: The Offer must require an Employee or Contractor to advise the Buyer or BT Pty Ltd of the Employee's or Contractor's acceptance within 5 Business Days of the date of the Offer.

(c) advice of acceptance or non-acceptance: If an Employee or Contractor advises a party that the Employee or Contractor accepts or does not accept the Offer, then the notified party must immediately notify the other party accordingly.

(d) reasonable assistance: BT Pty Ltd must use reasonable endeavours to encourage the Employees and Contractors to accept the Offer.

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8.2  Payment of Employee Entitlements

(a) BT Pty Ltd will be responsible for Employee Entitlements and Redundancy Payouts for the Excluded Persons.

(b) The Buyer will be responsible for payment of all Employee Entitlements accruing:

     (i) prior to the Completion Date, subject to paragraph (e), for all the Transferring Persons; and

     (ii) after the Completion Date for all the Transferring Persons.

(c) The parties note that Employee Entitlements of the Transferring Persons accruing prior to the Completion Date will be adjusted in the Adjustment Statement in accordance with clause 5.1(a) and paragraph (e) below.

(d) Any Redundancy Payouts of Employees subsequent to the date of this Agreement will be payable by Buyer. The Sellers will reasonably co-operate with the Buyer in good faith to mitigate the amount of any Redundancy Payouts to Employees payable by the Buyer.

(e) Upon Completion, BT Pty Ltd shall payout in cash any annual leave entitlement of any Transferring Person exceeding 10 days.

(f) Upon Completion, BT Pty Ltd shall payout in cash to each Employee any accrued bonus or commission or profit-sharing entitlement, and any commission entitlement that has accrued as at Completion but for payment by a customer to BT Pty Ltd.

8.3  Termination and Release

BT Pty Ltd must release all Employees from employment and all Contractors from the terms of their contracts of engagement with BT Pty Ltd, with effect on the Completion Date.

8.4  Superannuation

(a) With effect from the Completion Date, the Buyer must ensure that the trustee of the Industry Fund is notified that each Transferring Person who is a member of the Industry Fund at the Completion Date has become employed by the Buyer. BT Pty Ltd must use its reasonable endeavours to procure that the trustee of the Industry Fund agrees to the Buyer becoming a participating employee in the Industry Fund.

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(b)  On or before Completion, BT Pty Ltd must pay the applicable contributions to the Industry Fund in respect of each Transferring Person.

8.5  Indemnity

Effective from the Completion Date, the Buyer must indemnify and keep the Sellers indemnified against any liability to:

(a) any Transferring Person for any Employee Entitlements, whether the entitlements accrued prior to or after the Completion Date, except for any annual leave entitlements which are the responsibility of BT Pty Ltd pursuant to clause 8.2(e);

(b)  any Employee for any Redundancy Payouts; and

(c) any Contractor, other than any Excluded Person, for any claim for breach of the terms of their contract of engagement as a result of the Sellers' complying with their obligations pursuant to clause 8.3.

8.6  Bonus entitlements and share options

The parties acknowledge that the Buyer shall have no liability for the payment to Transferring Persons of any bonus payments under BT Pty Ltd's bonus incentive scheme, any compensation arising from the loss of such Transferring Persons' entitlements under BT plc's share option plan or for any other payments other than as specifically set out in Schedule 6.

9.   LOCAL INTELLECTUAL PROPERTY

9.1 Subject to clause 9.2 and effective from the Completion Date, the Sellers assign the Local Intellectual Property to the Buyer.

9.2 The Buyer hereby grants to each of the Sellers, BT plc and its and their Related Bodies Corporate a perpetual, irrevocable, transferable, royalty-free licence to use or otherwise exploit in any way the Local Intellectual Property anywhere outside ANZ (as that term is defined in the Distribution Agreement) and, to the extent that it is necessary for the Sellers or their Related Bodies Corporate to service customers not being transferred to the Buyer hereunder, inside ANZ.

9.3 For the avoidance of doubt, no warranty is given by the Sellers as to the ownership of the Local Intellectual Property.

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10.  CONDUCT AFTER COMPLETION

Subject to clause 9, the Distribution Agreement and the Trusted World Partner Agreement will govern the conduct of the parties from the Completion Date in relation to the Intellectual Property of the Sellers, BT plc and Baltimore Ireland and the carrying on of the Business while using that Intellectual Property.

11.  WARRANTIES

11.1 Giving of Warranties by the Warrantors

(a) The Warrantors jointly and severally represent and warrant to the Buyer that each of the Seller Warranties is true and correct:

     (i)  as at the date of this Agreement;

     (ii) on each day up to Completion; and

     (iii) as at Completion,

     subject to any facts adequately disclosed in the Disclosure Letter.

(b) Subject to clause 11.3, the Warrantors jointly and severally acknowledge that the Buyer has entered into this Agreement in reliance on the Seller Warranties.

(c) Each Seller Warranty must be construed independently and is not limited by reference to another Seller Warranty.

(d)  The Seller Warranties survive Completion.

11.2 Limitation on claims

The total liability of the Warrantors for breach of any Seller Warranty or for or in relation to any fact, matter or circumstance within the subject matter of a Seller Warranty, whether such claim is based on principles of contract or tort law or under any statute, under clause 11.1 is limited as follows:

(a) period: the Buyer may only make a claim for breach of a Seller Warranty (Claim) if it has given written notice to the Sellers of the general nature of the Claim on or before 30 September 2003;

(b) minimum claim: the Buyer must not make a Claim unless the Claim or a series of like Claims have a value in excess of $20,000;

(c) minimum amount: the Buyer must not make a Claim until the total of its Claims exceeds $100,000, in which case the Buyer may claim the whole amount and not just the excess; and

(d) maximum amount: the maximum total amount which the Buyer may recover from the Warrantors for all Claims (excluding interest and the costs and expenses of making Claims) is $3,000,000.

11.3 Effect of Prior Knowledge

The Buyer acknowledges that it shall have no right to damages or compensation arising in consequence of any breach of any of the Seller Warranties where the Buyer actually knew of the breach prior to the Completion Date. The parties acknowledge that the Buyer has conducted its own investigations into the Business and the Business Assets prior to the Completion Date.

11.4 Effect of Fraud etc

Clauses 11.2 and 11.3 shall not apply to limit a claim by the Buyer for breach of a Seller Warranty where such claim arises from the fraud, dishonesty or wilful misrepresentation of a Warrantor.

12.  CONFIDENTIALITY

Subject to the provisions of the Distribution Agreement concerning confidential information, a party may not disclose the provisions of this Agreement, any information obtained by such party as a result of participation in the Integration Committee or the Sellers' provision of Business Records or copies of Excluded Records pursuant to clause 6.3, or the terms of sale of the Business Assets to any person except:

(a)  after obtaining the written consent of the other parties;

(b) to its officers, employees, professional advisers, financiers, insurance brokers and potential professional investors in the Buyer; or

(c)  as required by an applicable law,

and must use its best endeavours to ensure all permitted disclosures are kept confidential.

13.  COSTS AND EXPENSES

13.1 Each party must pay its own costs and expenses of negotiating, preparing, signing, delivering and registering this Agreement and any other agreement or document entered into or signed under this Agreement.

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13.2 A party must bear the costs and expenses of performing its obligations under this Agreement, unless otherwise provided in this Agreement or a Related Agreement.

14.  GST AND TAX

14.1 Consideration exclusive of GST

(a) Any consideration or payment obligation in this Agreement is exclusive of GST unless stated otherwise.

(b) Subject to clause 2.4, if a Supply made under or in connection with this Agreement is a Taxable Supply, the recipient of that Supply (Recipient) must pay to the party that made that Supply (Supplier) an amount equal to the GST payable on that Supply unless the amount payable for that Supply is expressly stated to be inclusive of GST.

(c) Subject to clause 14.2, unless otherwise agreed by the parties, the additional amount under paragraph (b) is payable at the same time and in the same manner as the consideration for the Supply to which the additional amount relates.

14.2 Tax Invoice

A party which receives consideration, whether monetary or otherwise, for a Taxable Supply under this Agreement, must give the other party a Tax Invoice in a form which complies with the GST Law within 10 Business Days after the end of the month in which any consideration is paid, or an invoice issued, in relation to the Supply, whichever occurs first.

14.3 Payments

Unless otherwise stated in this Agreement, the following principles apply when determining the amount of a payment under this Agreement:

(a) if a party is entitled under this Agreement to be reimbursed or indemnified by another party for an expense, claim, loss, liability or cost incurred in connection with this Agreement, the reimbursement or indemnity payment must not include any GST component of the expense, claim, loss, liability or cost for which an Input Tax Credit may be claimed; and

(b) if a party sets off an amount under this Agreement, the same principles apply to calculate the amount to be set-off as if the amount had been paid in accordance with paragraph (a).

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14.4 Adjustment Event

If an Adjustment Event occurs, the parties must do all things necessary to make sure that the Adjustment Event may be properly accounted for, including the issue of an Adjustment Note.

14.5 Tax

The Buyer must pay any stamp duty which arises from the execution, delivery and performance of this Agreement and each agreement or document entered into or signed under or for the purposes of the performance of this Agreement.

15.  DISPUTE RESOLUTION

15.1 Dispute not to affect performance of duties

Subject to any contrary provision in this Agreement the parties will not be relieved from performing their obligations under this Agreement because of the existence of any dispute.

15.2 Dispute resolution process

(a) Any dispute or difference which arises between parties in respect of any aspect of this Agreement, except in relation to clause 5.1, (Dispute) must be dealt with in accordance with this clause 15.

(b) Each party may refer a Dispute or difference to each party's managing director for resolution by serving notice in writing upon the other party to the Dispute.

(c) If the managing directors of each party to the Dispute are unable to resolve the Dispute or difference within 21 days of its referral (or such longer period agreed between the parties to the Dispute), the Dispute must be dealt with in accordance with clause 15.3.

15.3 Dispute

(a) In respect of a Dispute referred by clause 15.2, the Dispute must be referred for mediation administered by the Australian Commercial Disputes Centre (ACDC).

(b)  If the matter is referred for mediation under paragraph (a):

     (i) the mediator shall be the person agreed by the parties from a list of names provided by the ACDC;

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     (ii) failing agreement within 5 Business Days, the mediator shall be a person appointed by the ACDC; and

     (iii) the mediation shall be conducted in accordance with the ACDC arbitration rules and the laws of the State of New South Wales.

(c) If the parties to the Dispute cannot resolve the Dispute within 60 days of the matter being referred to mediation, a party may withdraw from the mediation by notice in writing and this clause 15 will not longer apply in respect of that Dispute.

16.  GENERAL

16.1 Notices

(a) A notice or other communication given under this Agreement including, but not limited to, a request, demand, consent or approval, to or by a party to this Agreement:

     (i)  must be in legible writing and in English;

     (ii) must be addressed to the addressee at the address or facsimile number set out below or to any other address or facsimile number a party notifies to the other party under this clause 16:

          A.   if to the Sellers or BT plc:

               Address:     1310 Waterside, Arlington Business Park,
                            Theale Reading, Berkshire, RG7 4SA, United
                            Kingdom
               Attention:   Simon Enoch
               Facsimile:   +44 (0) 118 903 9000; and

          B.   if to the Buyer:

               Address:     Level 18, 60 Albert Road, South Melbourne,
                            VIC 3205
               Attention:   The Company Secretary
               Facsimile:   +61 3 8696 9479

     (iii) must be signed by an Officer or under the common seal of a sender which is a company; and

     (iv) is deemed to be received by the addressee in accordance with paragraph
          (b).

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(b)  Without limiting any other means by which a party may be able to prove that a notice has been received by another party, a notice is deemed to be received:

     (i)  if sent by hand, when delivered to the addressee;

     (ii) if by post, 7 Business Days from and including the date of postage; or

     (iii) if by facsimile transmission, on receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent,

     but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is deemed to be received at 9.00 am on the following Business Day.

(c) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under paragraph (b)(iii) and informs the sender that it is not legible.

(d) In this clause 16, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

16.2 Governing law

The laws of New South Wales govern this Agreement.

16.3 Jurisdiction

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.

16.4 Invalidity

(a) If a provision of this Agreement or a right or remedy of a party under this Agreement is invalid or unenforceable in a particular jurisdiction in which this Agreement is being enforced or operates:

     (i) it is read down or severed in that jurisdiction only to the extent of the invalidity or unenforceability; and

     (ii) it does not affect the validity or enforceability of that provision in another jurisdiction or the remaining provisions in any jurisdiction.

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(b)  This clause is not limited by any other provision of this Agreement in relation to severability, prohibition or enforceability.

16.5 Amendments and Waivers

(a) This Agreement may be amended only by a written document signed by the parties.

(b) A waiver of a provision of this Agreement or a right or remedy arising under this Agreement, including this clause, must be in writing and signed by the party granting the waiver.

(c) A single or partial exercise of a right does not preclude a further exercise of that right or the exercise of another right.

(d) Failure by a party to exercise a right or delay in exercising that right does not prevent its exercise or operate as a waiver.

16.6 Cumulative rights

The rights and remedies of a party under this Agreement do not exclude any other right or remedy provided by law.

16.7 Non-merger

No provision of this Agreement, including the Seller Warranties and the Buyer Warranties, merges on Completion.

16.8 Continuing indemnities and survival of indemnities

(a) Each indemnity contained in this Agreement is a continuing obligation despite a settlement of account or the occurrence of an Insolvency Event or any other thing, and remains fully effective until all money owing, contingently or otherwise, under the indemnity has been paid in full.

(b)  Each indemnity contained in this Agreement:

     (i) is an additional, separate and independent obligation and no one indemnity limits the generality of another indemnity; and

     (ii) survives the termination of this Agreement.

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16.9 Payments

A payment which is required to be made under this Agreement must be in cash or by bank cheque or in other immediately available funds and in Australian dollars.

16.10 Further assurances

After Completion each party must provide (and cause its personnel to provide) to the other party and its Related Bodies Corporate such assistance as may be reasonably required by the other party and its Related Bodies Corporate in relation to perfecting the sale and purchase contemplated under this Agreement and the Related Agreements.

16.11 Specific performance

Each party acknowledges that monetary damages alone would not be adequate compensation to the other party for the first party's breach of its obligations under this Agreement and that specific performance of those obligations is an appropriate remedy.

16.12 Entire agreement

(a) This Agreement supersedes all previous agreements about its subject matter and embodies the entire agreement between the parties.

(b) The Buyer acknowledges that no representations or warranties in connection with the sale of the Business or the Business Assets have been made by either of the Sellers or BT plc or anyone on behalf of a Seller other than the Seller Warranties.

(c) The Sellers acknowledge that no representations or warranties in connection with the sale of the Business or the Business Assets have been made by the Buyer or anyone on behalf of the Buyer other than the Buyer Warranties.

16.13 Third party rights

Only the parties to this Agreement have or are intended to have a right or remedy under this Agreement or obtain a benefit under it.

16.14 Legal Advice

Each party acknowledges that it has received legal advice about this Agreement.

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16.15 No Assignment

Except as provided for under this Agreement or a Related Agreement, a party may not assign this Agreement or otherwise transfer the benefit of this Agreement or a right or remedy under it, without first obtaining the written consent of the other parties.

16.16 Counterparts

This Agreement may be signed in any number of counterparts and all those counterparts together make one instrument.

17.  SELLER GUARANTEE

17.1 BT plc guarantee

In consideration of the Buyer agreeing to enter into this Agreement with the Sellers, BT plc hereby guarantees the due and punctual performance of the duties and obligations on the part of the Sellers of all and any of the provisions of this Agreement, and BT plc shall, upon receipt of fourteen (14) days' written notice from the Buyer, rectify and make good any default by the Sellers in the performance or observance of any of the provisions of this Agreement, unless the Sellers are relieved from such performance or observance by another provision of this Agreement or, subject clause 17.2(b), by a court of competent jurisdiction or otherwise by law.

17.2 Continuing guarantee

(a) The guarantee set out in clause 17.1 shall continue and BT plc shall not be discharged or released from such guarantee, notwithstanding any indulgence or compromise granted by the Buyer to the Sellers or forbearance on the part of the Buyer towards the Sellers, whether as to payment, time, performance or otherwise, or in the event of the insolvency or dissolution of the Sellers.

(b) If any payment or the satisfaction of any duty or obligation by the Sellers under this agreement is void, voidable, or unenforceable or is claimed by Buyer on a reasonable basis to be so, whether due to the insolvency of a Seller or otherwise, then BT plc agrees to make such payment or perform or observe such duty or obligation and the guarantee in clause 17.1 shall continue to apply in respect of the same.

18.  BUYER NOMINEE COMPANY AND GUARANTEE

18.1 Appointment by Buyer of Nominee to Nominated Business Assets

(a) The Buyer may by notice to the Sellers given not later than two Business Days prior to Completion nominate another corporation or corporations (Nominated RBC), as specified in the notice, as the purchaser of any of the Business Assets as specified in the notice (Specified Business Assets). If the Buyer gives such a notice and this Agreement proceeds to Completion, on Completion the Sellers will transfer the Specified Business Assets to the Nominated RBC in accordance with the notice, and otherwise in all respects in accordance with and subject to the provisions of this Agreement.

(b) The Nominated RBC must be a Related Body Corporate of the Buyer in which the Buyer holds more than 50 per cent of the issued share capital or in relation to which the Buyer has the ability to exercise effective managerial control through the right to appoint a majority of the Board of Directors of that entity.

18.2 Buyer guarantee

In consideration of the Sellers agreeing to enter into this Agreement in terms which permit the Buyer to nominate a Nominated RBC in accordance with clause
18.1 above, the Buyer hereby guarantees the due and punctual performance of the duties and obligations on the part of each Nominated RBC of all and any of the provisions of this Agreement, and the Buyer shall, upon receipt of fourteen (14) days' written notice from the Sellers, rectify and make good any default by any Nominated RBC in the performance or observance of any of the provisions of this Agreement, unless the Buyer is relieved from such performance or observance by another provision of this Agreement or, subject to clause 18.3(b), by a court of competent jurisdiction or otherwise by law.

18.3 Continuing guarantee

(a) The guarantee set out in clause 18.2 shall continue and the Buyer shall not be discharged or released from such guarantee, notwithstanding any indulgence or compromise granted by the Sellers to the Nominated RBC or forbearance on the part of the Sellers towards any Nominated RBC, whether as to payment, time, performance or otherwise, or in the event of the insolvency or dissolution of any Nominated RBC.

(b) If any payment or the satisfaction of any duty or obligation by any Nominated RBC under this agreement is void, voidable, or unenforceable or is claimed by either Seller on a reasonable basis to be so, whether due to the insolvency of a Nominated RBC or otherwise, then the Buyer agrees to make such payment or perform or observe such duty or obligation and the guarantee in clause 18.2 shall continue to apply in respect of the same.

                                   SCHEDULE 1

BUSINESS ASSETS AND EXCLUDED CONTRACTS AND EXCLUDED ASSETS (Clause 2.1)

PART 1 - BUSINESS ASSETS

The Business Assets less the Excluded Contracts and Excluded Assets.

PART 2 - EXCLUDED CONTRACTS AND EXCLUDED ASSETS

Excluded Contracts and Excluded Assets are:

(a) all leases of real property under which BT Pty Ltd is the lessee except the Artarmon Property Lease;

(b) cash, including, but not limited to, funds held with a bank or financial institution to the credit of a Seller and cash on hand as at the Completion Date;

(c)  non-disclosure agreements;

(d) Customer Contracts which have been fully performed and where no further services are to be supplied under such Contracts;

(e)  the Seller Group Guarantees;

(f) the Unconditional Financial Undertaking provided by the Australia and New Zealand Banking Group Limited Number 09300/2059 dated 28 March 2000;

(g) the Intellectual Property (excluding the Local Intellectual Property and the domain name www.secdom.com.au);

(h)  the Receivables;

(i)  all assets located in the Singapore and Hong Kong offices of BT Pty Ltd;

(j)  all contracts of insurance;

(k) the ANZ and Baltimore Technologies Pty variation of bank facilities as accepted on 23 November 2001;

(l) certain computer hardware (comprised of 4 Cisco units and 1 Ravlin unit) which is used globally by Baltimore outside of ANZ;

(m) Signage Agreement between Citicap Pty Ltd and Baltimore Technologies Pty Ltd dated 8 February 2001; and

(n) if the Purchaser does not occupy the Property after Completion, the Car Parking Licence.

                                   SCHEDULE 2

                             WARRANTIES (Clause 11)

PART 1: SELLER WARRANTIES

1.   AUTHORITY

1.1 Status: Each Seller and BT plc is a corporation with limited liability and it is properly incorporated or taken to be incorporated or registered and validly existing under the Corporations Act or, in the case of BT plc, the applicable legislation in the place of incorporation.

1.2 Authority: Each Seller and BT plc has taken all necessary action it can take within its control to authorise the signing, delivery and performance of this Agreement and the documents required under this Agreement in accordance with their respective terms.

1.3 Power to sell: Each Seller and BT plc has power to enter into and perform its obligations under this Agreement and can do so without the consent of any other person (except for consents required under the Business Contracts).

1.4 No breach: The signing and delivery of this Agreement and the performance by each Seller and BT plc of its obligations under it complies with:

     (a)  each applicable law and Authorisation;

     (b) any orders, judgments or decree of any court or Government Agency binding the Seller and BT plc;

     (c)  the Seller's and BT plc's constitution;

     (d) a Security Interest or other document or agreement binding on the Seller and BT plc.

1.5 Binding obligations: This agreement and all other agreements contemplated by this Agreement will, when executed by each Seller and BT plc, constitute binding obligations of the Seller and BT plc in accordance with their respective terms.

1.6  Winding up: No:

     (a) meeting has been convened, resolution proposed, petition presented or order made for the winding up of either of the Sellers or BT plc;

                               Schedule 2, page 1

     (b) receiver, receiver and manager, provisional liquidator, liquidator or other officer of the Court has been appointed in relation to all or any material asset of either of the Sellers or BT plc; or

     (c) mortgagee or chargee has taken, attempted or indicated an intention to exercise its rights under any security of which either of the Sellers or BT plc is the mortgagor or chargor.

1.7  Insolvency: Each Seller and BT plc:

     (a) is not insolvent within the meaning of section 95A of the Corporations Act 2001 (Cth);

     (b)  has not stopped paying its debts as and when they fall due; and

     (c) is not subject to administration or similar status under Part 5.3A of the Corporations Act 2001 (Cth) or similar legislation.

2.   TITLE

2.1 Ownership: Subject to the terms of the Business Contracts, either BT Pty Ltd or CAPL is the legal and beneficial owner of the Business Assets (excluding the Asset Leases, the Local Intellectual Property, the Pyrmont Property Lease and the Artarmon Property Lease).

2.2 Business Assets: Subject to the terms of the Business Contracts, the Business Assets, excluding the Asset Leases, the Local Intellectual Property, the Pyrmont Property Lease and the Artarmon Property Lease, are:

     (a)  fully paid for;

     (b)  in the Sellers' possession; and

     (c)  used for the purposes of the Business and utilised in the Business.

2.3  Asset Leases: The Asset Leases, are:

     (a)  paid in accordance with their terms;

     (b)  in the Sellers' possession; and

     (c)  used for the purposes of the Business and utilised in the Business.

2.4  Security Interests: no Business Asset is subject to any Security Interest.

                               Schedule 2, page 2

2.5 Compliance with law: The Sellers' conduct of the Business and ownership and use of the Business Assets complies, and has complied with, all applicable laws and Authorisations.

2.6 Authorisations: Each Seller has and had all applicable Authorisations to conduct the Business and use the Business Assets and all such Authorisation are valid and the Sellers have not received any notice that any Authorisation may or will be revoked suspended, modified or not renewed.

3.   ACCURACY OF INFORMATION

3.1 Information: The information given to the Buyer or its advisers by or on behalf of each Seller or its advisers about the sale of the Business, including the information in the Schedules and in the Disclosure Letter, is:

     (a)  true in all respects; and

     (b) comprises all information which would be material to a buyer for value of the Business and the Business Assets.

4.   PYRMONT PROPERTY LEASE

4.1 Occupation: Subject to the terms of the Pyrmont Property Lease, BT Pty Ltd has exclusive occupation and quiet enjoyment of the Property.

4.2 Title: BT Pty Ltd has provided the Buyer with all documents constituting the Pyrmont Property Lease or true copies of those documents.

4.3  No breach: BT Pty Ltd is not in material breach of the Pyrmont Property
     Lease.

4.4 No notices: BT Pty Ltd has not received any material outstanding notices or orders from the lessor of the property or a Government Agency:

     (a) for the compulsory acquisition or resumption of any part of the Property; or

     (b) which may materially adversely affect the Property or the use of it by BT Pty Ltd.

5.   BUSINESS CONTRACTS

5.1  Nature: The Business Contracts are:

     (a)  on arm's length terms; and

                               Schedule 2, page 3

     (b)  within the ordinary course of the Business.

5.2  Disclosure:

     (a) All contracts material to the operation of the Business have been disclosed to the Buyer.

     (b) The Sellers have disclosed to the Buyer all material agreements, side agreements, side letters or other arrangements of legal force or effect in relation to a Business Contract made between a Seller and any other party to a Business Contract.

5.3 Binding and enforceable: So far as each Seller is aware each of the Business Contracts is valid, binding and enforceable against the parties to it.

5.4 No material breaches: So far as each Seller is aware, there are no material breaches of any Business Contract.

6.   EMPLOYEES

6.1 List of Employees: Schedule 6 comprises a complete list of the Employees and Contractors of BT Pty Ltd employed in the Business as at the date of this Agreement and their respective entitlements as at that date to wages, salaries, annual leave and leave loading, long service leave, sick leave and superannuation, excluding entitlements under:

     (a)  BT Pty Ltd's bonus incentive scheme; and

     (b)  BT plc's share option plan.

6.2 Disputes: The Sellers have not been involved in any material industrial dispute with an Employee at any time within the period of 12 months before the date of this Agreement and the Sellers do not know of any circumstances likely to give rise to any material industrial dispute.

6.3 Compliance: The Sellers comply and have complied with their obligations under each agreement, statute law, industrial award, enterprise agreement, or code of conduct relating to the Employees in all material respects.

6.4 Employee records: BT Pty Ltd has kept adequate and suitable records regarding the Employee Entitlements of each Transferring Person and such records are contained in the Business Records.

                               Schedule 2, page 4

6.5 No other terms: No person listed in Schedule 6 is entitled to receive any payment or other material benefit associated with their employment, except as disclosed in Schedule 6.

7.   SUPERANNUATION

7.1 Contributions: As at the Completion Date, BT Pty Ltd has made all superannuation contributions as required by law and the contracts of employment for each Transferring Person, and no amount is due or payable by BT Pty Ltd to the Industry Fund or any other superannuation fund in respect of any Transferring Person.

8.   LITIGATION

8.1 No current or pending litigation: So far as the Sellers are aware, there is no current, pending or threatened investigation, prosecution, litigation, arbitration or similar proceedings which would have a material adverse effect on the Business, the Business Assets or the Property.

9.   RECORDS

9.1 Possession : The Business Records are in the possession or under the control of the Sellers at the Property.

9.2  True: The Business Records are true and accurate in all material respects.

9.3 Material: The originals or copies of all Business Records which might reasonably be expected to be material to a prudent intending purchaser of the Business and which ought to be in the possession of the Sellers are in their possession or under their control and will be delivered to the Buyer at Completion.

10.  INTELLECTUAL PROPERTY

10.1 Rights to Use: The Intellectual Property (excluding Local Intellectual Property) of the Sellers, BT plc and Baltimore Ireland which is used by the Business will be:

(a)  the subject of the Distribution Agreement; or

(b)  the subject of the Trusted World Partner Agreement.

10.2 Valid software licences: As at the Completion Date the software necessary for the operation of the Business is validly licensed and will be transferred to the Buyer, other than software applications currently made available through or resident on the Baltimore global intranet.

                               Schedule 2, page 5

10.3 Third Party infringement: So far as the Sellers are aware, the Intellectual Property (excluding Local Intellectual Property) created or owned by the Sellers, BT plc and Baltimore Ireland which is used by the Business does not infringe the intellectual property rights of third parties.

11.  COMPUTER SYSTEMS AND SOFTWARE

11.1 Computers: The computers and computer systems owned or used by the Sellers for the Business:

(a) are in operating order and are fulfilling the purposes for which they were acquired or established;

(b)  have adequate capacity for the Business's needs as at Completion;

(c) are properly documented so as to enable them to be used and operated by appropriately qualified personnel; and

(d)  are owned and under the sole control of the Sellers.

12.  SELLERS' KNOWLEDGE AND AWARENESS

For the purpose of the Seller Warranties, references to the knowledge or awareness of a Seller means the knowledge of that Seller, after having made reasonable enquiries of the following persons:

(a)  Bijan Khezri;

(b)  Simon Enoch;

(c)  Gavin Egan;

(d)  John Palfreyman;

(e)  Louise Olle;

(f)  Rory Brennan; and

(g) Mark Bower.

                               Schedule 2, page 6

PART 2: BUYER WARRANTIES

1.   AUTHORITY

(a) Status: The Buyer is a corporation with limited liability and is properly incorporated or taken to be incorporated or registered and validly existing under the Corporations Act.

(b) Authority: The Buyer has taken all necessary action it can take within its control to authorise the signing, delivery and performance of this Agreement and the documents required under this Agreement in accordance with their respective terms.

(c) Power to Buy: The Buyer has power to enter into and perform its obligations under this Agreement and can do so without the consent of any other person (except for consents required under the Business Contracts).

(d) No Breach: The signing and delivery of this Agreement and the performance by the Buyer of its obligations under this Agreement complies with:

     (i)  each applicable law and Authorisation;

     (ii) any orders, judgments or decree of any court or Government Agency binding the Buyer;

     (iii) the constitution of the Buyer; and

     (iv) a Security Interest or other document or agreement binding on the Buyer.

                               Schedule 2, page 7

                                   SCHEDULE 3

                              PART 1: ASSET LEASES

---------------------------------------------------------------------------------------------------------------------------


                                                                          Lease        Lease          Lease        Currency
---------------------------------------------------------------------------------------------------------------------------
           Lessor                       Description                       Start       Finish          Amount
---------------------------------------------------------------------------------------------------------------------------
1.    Masterlease          Hewlett Packard Server & Access.             26-May-97    26/05/99     6,166.03   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
2.    Masterlease          7 Harris PCs , monitors, 16 CD Drives        15-Sept-97   15-Sep-00   20,141.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
3.    Masterlease          Photocopier - Xerox 1321                     13-Apr-98    13-Apr-02   13,248.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
4.    Masterlease          14 MC Economizer Desks. 12 Returns           18-May-98    18-May-02    6,646.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
5.    Masterlease          6 Gateway GP6 -233 PCs                       08-Jan-88    08-Jan-01   16,423.74   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
6.    Macquarie Bank (1)   2 Gateway ALR Fileservers, 1 Gateway ALR     10-Dec-98    28-Dec-02   80,992.00   Adv     AUD
                           7000 Fileserver, 3 Solo Notebooks, 1
                           Gateway GP6-PCs & Assoc equip
---------------------------------------------------------------------------------------------------------------------------
7.    Macquarie Bank (1)   7 5100 Solo Notebooks, 6 gateway GP6-333     10-Dec-98    28-Mar-02   46,698.00   Adv     AUD
                           PCs & Assoc Equip, 2 Solo 5100 Notebooks,
                           4 Gateway GP6-350 PCs & Assoc Equip
---------------------------------------------------------------------------------------------------------------------------
8.    Macquarie Bank (1)   2 Solo 5150 laptops, 8 Gateway GP6-333 PCs   10-Dec-98    15-Oct-01   31,132.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
9.    Macquarie Bank (1)   12 Gateway GP6-300 PCs, Full Towers &        10-Dec-98    09-Dec-01   58,716.00   Adv     AUD
                           Assoc Equip, 3 Solo 5100 LS Notebook
                           14.1 XGA laptops
---------------------------------------------------------------------------------------------------------------------------
10.   Macquarie Bank (1)   5 Cisco Routers & assoc. equipment,          04-Dec-98    04-Dec-01   80,977.00   Adv     AUD
                           cabling, from Smartsource Solutions
---------------------------------------------------------------------------------------------------------------------------
11.   Macquarie Bank (1)   Centari Systems, Cammeray:  HP Net Server    04-Dec-98    04-Dec-01   34,735.00   Adv     AUD
                           LC 3 P11400 1 HS, HP Kayak XA-s PII/400
                           Dual Processor
---------------------------------------------------------------------------------------------------------------------------
12.   Macquarie Bank (1)   Sale Leaseback: 12 Gateway GP6-350 PCs       04-Dec-98    04-Dec-01   42,786.00   Adv     AUD
                           and associated Equipment
---------------------------------------------------------------------------------------------------------------------------
13.   Masterlease          1 Quicker Boardroom Table 3250*1650,         20-Nov-98    19-Nov-01    9,851.00   Adv     AUD
                           American Cherry, Workstation, Executive
                           Chairs, Budget Upright Workstat, Key
                           Cabinet
---------------------------------------------------------------------------------------------------------------------------
14.   Masterlease          5 GP6-350 PII-350 PCs and 4 Solo PII-300     13-Aug-99    12-Aug-02   37,161.00   Adv     AUD
                           Laptops,
---------------------------------------------------------------------------------------------------------------------------
15.   Xerox Finance        Photocopier - Xerox L6 James PI              03-Feb-99    03-Feb-03   18,576.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
16.   Xerox Finance        Photocopier - West st                        03-Feb-99    03-Feb-03   21,888.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
17.   Xerox Finance        Photocopier - Canberra                       15-Mar-99    15-Mar-03    8,112.00   Adv     AUD
---------------------------------------------------------------------------------------------------------------------------
18.   MasterLease          GP7-500 PIII-500 Video Conferencing          17-Jul-99    16-Jul-02    5,712.00   Adv     AUD
                           Equipment
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                        Number of          Total        Payable    Payable later
                            Payment                                  Payments to make      Future      less than   than 1 less
                           Frequency   Total No.   Reg.    Rental    at Reporting Date   Commitments    1 Year     than 2 Years
--------------------------------------------------------------------------------------------------------------------------------
           Lessor                         Pay      Cost         Payments: AUD                      Company Currency
--------------------------------------------------------------------------------------------------------------------------------
1.    Masterlease              M           0        n/a     293.71           --
--------------------------------------------------------------------------------------------------------------------------------
2.    Masterlease              M           0        n/a     663.19           --                  --           --
--------------------------------------------------------------------------------------------------------------------------------
3.    Masterlease              M          48        n/a     276.00         4.00            1,104.00     1,104.00
--------------------------------------------------------------------------------------------------------------------------------
4.    Masterlease              M          48        n/a     190.62         5.00              953.10       953.10          --
--------------------------------------------------------------------------------------------------------------------------------
5.    Masterlease              M          36        n/a     548.60           --                  --           --          --
--------------------------------------------------------------------------------------------------------------------------------
6.    Macquarie Bank (1)       Q          12        n/a   7,408.28           --                  --           --          --


--------------------------------------------------------------------------------------------------------------------------------
7.    Macquarie Bank (1)       Q          12        n/a   4,271.23           --                  --           --          --


--------------------------------------------------------------------------------------------------------------------------------
8.    Macquarie Bank (1)       Q          12        n/a   2,847.62           --                  --           --          --
--------------------------------------------------------------------------------------------------------------------------------
9.    Macquarie Bank (1)       Q          12        n/a   5,368.52           --                  --           --          --


--------------------------------------------------------------------------------------------------------------------------------
10.   Macquarie Bank (1)       Q          12        n/a   8,063.59           --                  --           --          --

--------------------------------------------------------------------------------------------------------------------------------
11.   Macquarie Bank (1)       Q          12        n/a   2,658.86           --                  --           --


--------------------------------------------------------------------------------------------------------------------------------
12.   Macquarie Bank (1)       Q          12        n/a   4,125.76           --                  --           --

--------------------------------------------------------------------------------------------------------------------------------
13.   Masterlease              M          36        n/a     246.00           --                  --           --          --



--------------------------------------------------------------------------------------------------------------------------------
14.   Masterlease              M          36        n/a   1,496.28         9.00           13,466.52    13,466.52

--------------------------------------------------------------------------------------------------------------------------------
15.   Xerox Finance            M          48        n/a     387.00        14.00             5,418.0     4,644.00      774.00
--------------------------------------------------------------------------------------------------------------------------------
16.   Xerox Finance            M          48        n/a     456.00        14.00            6,384.00     5,472.00      912.00
--------------------------------------------------------------------------------------------------------------------------------
17.   Xerox Finance            M          48        n/a     169.00        16.00            2,704.00     2,028.00      676.00
--------------------------------------------------------------------------------------------------------------------------------
18.   MasterLease              M          36        n/a     249.38         4.00              997.52       997.52

--------------------------------------------------------------------------------------------------------------------------------

                               Schedule 3, page 1

                                   SCHEDULE 4

                        CUSTOMER CONTRACTS - BT PTY LTD

--------------------------------------------------------------------------------------------------
SAP Cust.                                                                                 Purchase
   No.             Parties              Date                   Contract name              Order No
--------------------------------------------------------------------------------------------------
   2853     90East - end user: St      13-Jun-01   Developer Toolkit Maintenance and         870
            George Bank Limited                    Support Agreement
--------------------------------------------------------------------------------------------------
            Alpnet                  exp18-Jan-02   Maintenance and Support Agreement
--------------------------------------------------------------------------------------------------
   2573     ALPNET Inc                 29-Jan-01   Developer Toolkit Maintenance and         741
                                                   Support Agreement
--------------------------------------------------------------------------------------------------
            AMCOR                   exp20-Nov-01   Maintenance and Support Agreement
--------------------------------------------------------------------------------------------------
            APCA                    exp25-Nov-01   Maintenance and Support Agreement
--------------------------------------------------------------------------------------------------
            ASB Bank Limited,          27-Apr-02   Maintenance and Support Agreement        1228
            New Zealand
--------------------------------------------------------------------------------------------------
            Austrac                                Maintenance and Support Agreement         913
--------------------------------------------------------------------------------------------------
            Austrade                exp29-Jun-01   Maintenance and Support Agreement
--------------------------------------------------------------------------------------------------
            Australia and New          17-Dec-01   Amendment to Exhibit A of MSA            1093
            Zealand Banking
            Group Limited
--------------------------------------------------------------------------------------------------
   1837     Australia and New          30-Jun-00   License agreement                         509
            Zealand Banking
            Group Limited
--------------------------------------------------------------------------------------------------
   1837     Australia and New                      Support Agreement
            Zealand Banking
            Group Limited
--------------------------------------------------------------------------------------------------
   1402     Australian Taxation        29-Mar-00   Software License Agreement E-Tax +
            Office                                 Support
--------------------------------------------------------------------------------------------------
   1402     Australian Taxation        05-Sep-01   IT00-086 - Maintenance and Support
            Office                                 (FormSecure)
--------------------------------------------------------------------------------------------------
            Australian Taxation        01-Nov-01   Agreement IT00-121                       1102
            Office
--------------------------------------------------------------------------------------------------
            Australian Taxation                    Deed of Agreement - CDOA-066
            Office
--------------------------------------------------------------------------------------------------
            Australian Taxation        13-Feb-02   Ammendment No 5 to Contract No ITS
            Office                                 A99-151
--------------------------------------------------------------------------------------------------
   1402     Australian Taxation        26-Jun-01   ATO e-tax 2001 Security System            920
            Office                                 Redesign
--------------------------------------------------------------------------------------------------
   1403     Australian Trade           01-Jun-00   Software License and Services
            Commission                             Agreement
--------------------------------------------------------------------------------------------------
            Australian Trade           03-Apr-02   Systems modifications to support use
            Commission                             of Telstra Certificates
--------------------------------------------------------------------------------------------------
            Baycorp(ex 128i)        exp15-Aug-01   Maintenance and Support Agreement
--------------------------------------------------------------------------------------------------
            Baycorp(ex 128i)        exp30-Jan-01   Maintenance and Support Agreement
--------------------------------------------------------------------------------------------------
            beTrusted                  12-Feb-01   Consulting Services Agreement             795
            (PricewaterhouseCoop
            ers LLP)
--------------------------------------------------------------------------------------------------
            Commonwealth of            16-Nov-98   Endorsed Supplier Arrangement Head
            Australia (Department                  Agreement
            of Finance and
            Administration)
--------------------------------------------------------------------------------------------------
            Commonwealth of            30-Aug-01   Endorsed Supplier Arrangement Head
            Australia (Department                  Agreement
            of Finance and
            Administration)
--------------------------------------------------------------------------------------------------

                               Schedule 4, page 1

-----------------------------------------------------------------------------------------------
SAP Cust.                                                                              Purchase
   No.             Parties            Date                   Contract name             Order No
-----------------------------------------------------------------------------------------------
   1709     CSC Australia Pty        24-May-01   e-Defence Project
            Limited
-----------------------------------------------------------------------------------------------
            DSTO                  exp29-Mar-02   Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------
            Global IT Solutions   exp03-Jul-02   Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------
   1425     Health Insurance         01-Feb-00   Provision of Software License and
            Commission                           Related Services
-----------------------------------------------------------------------------------------------
            Heritage Building     exp22-Nov-01   Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------
            KPMG                  exp20-Feb-02   Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------
            Medibank              exp24-May-02   Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------
            Office of State       exp05-Sep-02   Maintenance and Support Agreement
            Revenue
-----------------------------------------------------------------------------------------------
   1618     PricewaterhouseCoop      29-Dec-00   Maintenance and Support Agreement        743
            ers
-----------------------------------------------------------------------------------------------
   1433     Sienna Technologies      30-Mar-01   Developer Toolkit Maintenance and        843
            Pty Ltd                              Support Agreement
-----------------------------------------------------------------------------------------------
            SmartCard             exp05-Sep-02   Maintenance and Support Agreement
            Applications
-----------------------------------------------------------------------------------------------
            St George                02-Apr-01   Maintenance and Support Agreement        846
-----------------------------------------------------------------------------------------------
   2745     St George Bank           04-Oct-01   Developer Toolkit Maintenance and       1048
            Limited                              Support Agreement
-----------------------------------------------------------------------------------------------
   2745     St George Bank           02-Apr-01   License agreement                        846
            Limited
-----------------------------------------------------------------------------------------------
   2745     St George Bank           30-Mar-01   Consulting Services Agreement            846
            Limited
-----------------------------------------------------------------------------------------------
            St George Bank           27-Mar-02   Amendment to Appendix 1 of Software     1188
            Limited                              Licence Agreement
-----------------------------------------------------------------------------------------------
            Sullivan Nicolaides   exp13-Sep-02   Maintenance and Support Agreement
            Pathology
-----------------------------------------------------------------------------------------------
            Tapcorp Assets Pty    exp13-Dec-01   Maintenance and Support Agreement
            Limited
-----------------------------------------------------------------------------------------------
            Telstra               exp17-Aug-02   Maintenance and Support Agreement        557
-----------------------------------------------------------------------------------------------
   1613     Telstra Corporation      30-Jun-00   Software License Agreement               557
            Limited
-----------------------------------------------------------------------------------------------
   1613     Telstra Corporation      14-Aug-01   Consulting Services Agreement            998
            Limited
-----------------------------------------------------------------------------------------------
            Telstra Corporation      21-Mar-02   Amendment to Appendix 1 of Software     1144
            Limited                              Licence Agreement
-----------------------------------------------------------------------------------------------
            Telstra Corporation      18-Aug-00   Accreditation Agreement
            Limited
-----------------------------------------------------------------------------------------------
            Telstra Corporation      14-Nov-01   Accreditation Agreement Amendment         --
            Limited                              No. 2
-----------------------------------------------------------------------------------------------
            Telstra Corporation      02-Apr-02   Accreditation Agreement Amendment
            Limited                              No. 3
-----------------------------------------------------------------------------------------------
            Telstra Corporation      21-Mar-02   Amendment to Exhibit A of               1141
            Limited                              Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------
   2839     The Marketplace          30-Mar-01   Maintenance and Support Agreement        846
            Company Pty Ltd
-----------------------------------------------------------------------------------------------
            Velocity Systems      exp04-Sep-02   Maintenance and Support Agreement
-----------------------------------------------------------------------------------------------

                               Schedule 4, page 2

                            CUSTOMER CONTRACTS - CAPL

----------------------------------------------------------------------------------------------
SAP Cust.                                                                             Purchase
   No.             Parties             Date                Contract name              Order No
----------------------------------------------------------------------------------------------
   1401     ASX Operations Pty      23-Dec-99   CA Services Agreement
            Ltd
----------------------------------------------------------------------------------------------
   1403     Australian Trade        01-Jul-00   Services Contract
            Commission
----------------------------------------------------------------------------------------------
            Australian Taxation     09-Mar-00   Provision of Facilities Management
            Office                              Services for the ATO Tax Reform PKI
----------------------------------------------------------------------------------------------
 Unknown    Commonwealth of         20-Jan-00   Gatekeeper Head Agreement
            Australia (Office for
            Government Online)
----------------------------------------------------------------------------------------------
 Unknown    Cth of Australia        20-Nov-00   Gatekeeper Head Agreement
            (National Officer for
            the Information
            Economy)
----------------------------------------------------------------------------------------------
            Commonwealth of         08-Feb-99   Endorsed Supplier Arrangement Head
            Australia (Department               Agrement
            of Finance and
            Administration)
----------------------------------------------------------------------------------------------
            Commonwealth of         30-Aug-01   Endorsed Supplier Arrangement Head
            Australia (Department               Agrement
            of Finance and
            Adminstration)
----------------------------------------------------------------------------------------------
   1425     Health eSignature       29-Mar-00   Services Contract for Certification
            Authority Pty Ltd                   Services
----------------------------------------------------------------------------------------------
            Health eSignature       06-Apr-00   CA RA Agreement
            Authority Pty Ltd
----------------------------------------------------------------------------------------------
            Heritage Building       21-Feb-00   CA RA Services Agreement
            Society
----------------------------------------------------------------------------------------------
   1618     PricewaterhouseCoop                 Facilities Agreement
   AU02     ers
----------------------------------------------------------------------------------------------
   1613     Telstra Corporation                 Facilities Agreement                     915
            Limited
----------------------------------------------------------------------------------------------
            Australian Taxation     09-Mar-00   ITOO-01
            Office
----------------------------------------------------------------------------------------------
   2745     St George Bank          16-May-01   Hosting Agreement
            Limited
----------------------------------------------------------------------------------------------
            Moneygator              execution   (contract unable to be located)
----------------------------------------------------------------------------------------------
            Law Society of New                  (contract unable to be located)
            South Wales
----------------------------------------------------------------------------------------------
            Content Technologies                E-Sweeper Hosting Agreement
----------------------------------------------------------------------------------------------

                               Schedule 4, page 3

                                   SCHEDULE 5

                                 OTHER CONTRACTS

TABLE 1 - MISCELLANEOUS

-----------------------------------------------------------------------------------------------
No             Parties                            Contract Name                Contract Data
-----------------------------------------------------------------------------------------------
1.    Force Professional Security      Security Services Contract           Tax Invoice for
      Services Pty Ltd and Baltimore                                        security services
      Technologies Pty Limited                                              during the quarter
                                                                            1/10/01 to 31/12/01
                                                                            ($572.00 for qtr)
-----------------------------------------------------------------------------------------------
2                                      If the Buyer occupies the Property
                                       subsequent to Completion, the Car
                                       Parking Licence.
-----------------------------------------------------------------------------------------------

TABLE 2 - SOFTWARE LICENCES FROM THIRD PARTIES

---------------------------------------------------------------------------------------
                                              Number of
Licenses                                       Licenses                Term
---------------------------------------------------------------------------------------
Apex TrueGrid                                     1        indefinite unless terminated

---------------------------------------------------------------------------------------
Borland                                           1        No provision
---------------------------------------------------------------------------------------
Cisco VPN 3000 Client                             1        indefinite unless terminated
---------------------------------------------------------------------------------------
Cisco VPN 3000 Concentrator Series                1        indefinite unless terminated
---------------------------------------------------------------------------------------
Crescent QuickPak                                 1        No provision
---------------------------------------------------------------------------------------
InstallShield 5.1 Prof edn                        1        indefinite unless terminated
---------------------------------------------------------------------------------------
Intersolv Data ODBC Drivers V3.01 (GA)            1        indefinite unless terminated
---------------------------------------------------------------------------------------
Intersolv Software License Agreement              1        indefinite unless terminated
---------------------------------------------------------------------------------------
McAfee                                            1        indefinite unless terminated
---------------------------------------------------------------------------------------
Mercury Interactive Java add-on                   4        No provision
---------------------------------------------------------------------------------------
Mercury Interactive Test Director Clients         3        No provision
---------------------------------------------------------------------------------------
Mercury Interactive Test Director                 1        No provision
   Repository
---------------------------------------------------------------------------------------
Mercury Interactive TestBytes                     1        No provision
---------------------------------------------------------------------------------------
Mercury Interactive WEB test add-on               4        No provision
---------------------------------------------------------------------------------------
Mercury Interactive WinRunner                     4        No provision
   Professional
---------------------------------------------------------------------------------------
Microsoft Windows NT Workstation                 115       indefinite unless terminated
---------------------------------------------------------------------------------------
Microsoft Developer Network                       1        indefinite unless terminated
---------------------------------------------------------------------------------------
Microsoft Frontpage for Windows 32 bit            1        indefinite unless terminated
---------------------------------------------------------------------------------------
Microsoft Frontpage for Windows 32 bit            1        indefinite unless terminated
---------------------------------------------------------------------------------------
Microsoft Mastering MFC prof edn                  1        indefinite unless terminated
---------------------------------------------------------------------------------------
Microsoft NT Server V4.0 (client access          70        indefinite unless terminated
   license)
---------------------------------------------------------------------------------------
Microsoft NT Server V4.0 (end user license)   75 client    indefinite unless terminated
                                              access; 8
                                              processors
---------------------------------------------------------------------------------------
Microsoft NT Server V4.0 (server license)         3        No provision
---------------------------------------------------------------------------------------
Microsoft Office 97 Prof edn                      1        indefinite unless terminated
---------------------------------------------------------------------------------------

                               Schedule 5, Page 1

-----------------------------------------------------------------------------------
                                           Number of
Licenses                                    Licenses               Term
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Microsoft project V4.1                         1       indefinite unless terminated
-----------------------------------------------------------------------------------
Microsoft Server Mail V2.1                     1       No provision
-----------------------------------------------------------------------------------
Microsoft Server Mail V2.1 client              5       No provision
-----------------------------------------------------------------------------------
Microsoft Server Mail V2.1 PC Networks         5       No provision
-----------------------------------------------------------------------------------
Microsoft SQL Server V7.0 (client access       5       indefinite unless terminated
license)
-----------------------------------------------------------------------------------
Microsoft SQL Server V7.0 (end user            1       No provision
license)
-----------------------------------------------------------------------------------
Microsoft Visual Basic V4.0                    1       No provision
-----------------------------------------------------------------------------------
Microsoft Visual C++ V4.0                      1       indefinite unless terminated
-----------------------------------------------------------------------------------
Microsoft Visual C++ V5.0                      1       indefinite unless terminated
-----------------------------------------------------------------------------------
Microsoft Visual J++ V1.1                      1       indefinite unless terminated
-----------------------------------------------------------------------------------
Microsoft Windows 95                          18       indefinite unless terminated
-----------------------------------------------------------------------------------
Microsoft Windows 98                          17       indefinite unless terminated
-----------------------------------------------------------------------------------
Microsoft Word 95 V7.0                         1       indefinite unless terminated
-----------------------------------------------------------------------------------
Oracle MS Windows NT Programmer 2000           1       No provision
-----------------------------------------------------------------------------------
Rational                                       1       indefinite unless terminated
-----------------------------------------------------------------------------------
Seagate                                        2       indefinite unless terminated
-----------------------------------------------------------------------------------
Subclass-EZ Custom Control                     1       No provision
-----------------------------------------------------------------------------------
Symantec VCPE W5N 3.0                         10       No provision
-----------------------------------------------------------------------------------
VBAssist 3.0C                                  1       No provision
-----------------------------------------------------------------------------------
VBCTL3D Custom Control                         1       No provision
-----------------------------------------------------------------------------------
Videosoft                                      1       No provision
-----------------------------------------------------------------------------------
Virtual Media HDK                              1       No provision
-----------------------------------------------------------------------------------
Virtual Media HDK (QA dept license)            1       No provision
-----------------------------------------------------------------------------------
Windows NT backup exec                         1       indefinite unless terminated
-----------------------------------------------------------------------------------
Windows NT Seagate backup exec                 5       indefinite unless terminated
-----------------------------------------------------------------------------------
Windows NT server client access license        5       indefinite unless terminated
-----------------------------------------------------------------------------------
Windows NT Server diskeeper                    7       No provision
-----------------------------------------------------------------------------------
Winzip                                         1       No provision
-----------------------------------------------------------------------------------

                               Schedule 5, Page 2

                                   SCHEDULE 6

                        PART 1: EMPLOYEES AND CONTRACTORS

                               Schedule 6, Page 1

                            PART 2: EXCLUDED PERSONS

Excluded Persons are:

(a)  John Palfreyman;

(b)  Simon Laing;

(c)  Robert Cook;

(d)  Rory Brennan;

(e)  Winston Wong;

(f)  Michael Jeffries;

(g)  David Pont;

(h)  Royce Fraser;

(i)  Tom Biskupic;

(j)  Greg Colla;

(k)  Paul Novak;

(l)  Mahesh Shirali;

(m)  Maureen Ure;

(n)  Dorothy Richardson; and

(o)  all employees located in the Singapore and/or Hong Kong offices of BT Pty
     Ltd.

                               Schedule 6, page 2

                                   SCHEDULE 7

                              CONDITIONS PRECEDENT

--------------------------------------------------------------------------------------
No.                      Condition                            Benefiting Party/Parties
--------------------------------------------------------------------------------------
1.    Execution of the following agreements by all parties    Buyer and Sellers
      to them, and those agreements being completed subject
      only to Completion occurring under this Agreement;

      Distribution Agreement: Baltimore Ireland and the
      Buyer sign the Distribution Agreement;

      Trusted World Partner Agreement: BT plc and the
      Buyer sign the Trusted World Partner Agreement;

      SecureNet Professional Services Agreement: BT plc and the Buyer sign the SecureNet Professional
      Services Agreement;

      Baltimore Professional Services Agreement: BT plc and the Buyer sign the Baltimore Professional
      Services Agreement.

--------------------------------------------------------------------------------------
2.    landlord's consent: the Sellers obtain:                 Buyer

          A.   written consent of the lessor under the
               Artarmon Property Lease to the assignment of the Artarmon Property Lease; and

          B.   written consent of the lessor under the Car
               Parking Licence to its assignment to the Buyer.

--------------------------------------------------------------------------------------
3.    Pyrmont Property Lease: the parties reaching            Buyer
      agreement with the landlord under the Pyrmont
      Property Lease in accordance with clause 4.2(b).

--------------------------------------------------------------------------------------

                               Schedule 7, page 1

--------------------------------------------------------------------------------------
4.    release of banker's undertakings: CAPL is released      Sellers
      from the banker's undertaking entered into by it in
      relation to the Artarmon Property Lease.

--------------------------------------------------------------------------------------
5.    warranties true: none of the Seller Warranties are      Buyer
      or have become materially false, misleading or
      incorrect.

--------------------------------------------------------------------------------------
6.    warranties true: none of the Buyer Warranties are or    Sellers
      have become materially false, misleading or
      incorrect.

--------------------------------------------------------------------------------------
7.    Transferring Persons: that at least 75% of the          Buyer and Sellers
      Employees (excluding the Excluded Persons), including
      the Key Employees, accept the Offer of employment
      made by the Buyer pursuant to clause 8.1.

--------------------------------------------------------------------------------------
8.    Customer Contracts: that the Customer Contracts with    Buyer
      the Australian Taxation Office,
      PriceWaterhousecoopers, Telstra Corporation Limited,
      St George Bank Limited and eDefence/CSC are assigned
      to the Buyer on terms that are acceptable to the
      Buyer, acting reasonably and in good faith.

--------------------------------------------------------------------------------------
9.    HIC Dispute: that the Sellers resolve the dispute       Buyer
      between the Sellers and the Health Insurance
      Commission in accordance with the proposed
      settlement terms set out in the letter from BT Pty
      Ltd to the Health Insurance Commission dated
      1 May 2002 and attached to the Disclosure
      Letter.

--------------------------------------------------------------------------------------
10.   Material adverse change: that there is no material      Buyer and Sellers
      adverse change between the date of this Agreement and
      the Completion Date in respect of the aggregate value
      of the Business Assets.

--------------------------------------------------------------------------------------

                               Schedule 7, page 2

                                   SCHEDULE 8

                             SELLER GROUP GUARANTEES

(a) The Health Insurance Commission performance guarantee entered into on 22 March 2000 whereby Baltimore Technologies plc provides guarantees and indemnities to the Health Insurance Commission in respect of the performance of obligations by Baltimore Technologies Pty Ltd to grant a licence to the Health Insurance Commission for specified software and to provide to the Health Insurance Commission certain support services. For the avoidance of doubt, the Unconditional Financial Undertaking provided by the Australia and New Zealand Banking Group Limited Number 09300/2059 dated 28 March 2000 also relates to the Health Insurance Commission performance guarantee referred to in this paragraph, but is not a Seller Group Guarantee.

(b) The Unconditional Performance Guarantee entered into on 27 April 1999 whereby Baltimore Technologies Pty Ltd provides guarantees and indemnities to the Commonwealth of Australia, Department of Finance and Administration, in respect of the performance of obligations under a head agreement between Certificates Australia Pty Ltd and the Commonwealth of Australia to supply to customers various information technology and telecommunications services and products.

(c) The Unconditional Performance Guarantee entered into on 27 April 1999 whereby Zergo Holdings PLC provides guarantees and indemnities to the Commonwealth of Australia, Department of Finance and Administration in respect of the performance of obligations under a head agreement between Certificates Australia Pty Ltd and the Commonwealth of Australia to supply to customers various information technology and telecommunications services and products.

                               Schedule 8, page 1

                                   SCHEDULE 9

                            UNLICENSED SOFTWARE COST

                       as referred to in clause 5.1(a)(i)

License Procurement requirements for ANZ Operations as a standalone entity

                  Currency AU(pound)   Currency STR(pound)
                  ------------------   -------------------
Server Licenses        $ 74,860           (pound)27,773
Client Licenses        $163,410           (pound)60,625
                       $238,270           (pound)88,398

                               Schedule 9, page 1

SIGNED as an agreement.


SIGNED by Bijan Khezri as authorised
signatory for BALTIMORE TECHNOLOGIES
PTY LIMITED in the presence of:


-----------------------------------------   ------------------------------------
Signature of witness                        Signature of Bijan Khezri


-----------------------------------------
Name of witness (print)


SIGNED by Bijan Khezri as authorised
signatory for BALTIMORE TECHNOLOGIES
PLC in the presence of:


-----------------------------------------   ------------------------------------
Signature of witness                        Signature of Bijan Khezri


-----------------------------------------
Name of witness (print)


SIGNED by Bijan Khezri as authorised
signatory for BALTIMORE CERTIFICATES
AUSTRALIA PTY LIMITED in the presence of:


-----------------------------------------   ------------------------------------
Signature of witness                        Signature of Bijan Khezri


-----------------------------------------
Name of witness (print)

                                 Signing page 1

SIGNED by SECURENET LIMITED by:


-----------------------------------------   ------------------------------------
Signature of Director                       Signature of Director/Secretary


-----------------------------------------   ------------------------------------
Name of Director (print)                    Name of Director/Secretary (print)

                                 Signing page 2

                                  ATTACHMENT A

                              ADJUSTMENT STATEMENT

Adjustment Schedule
at 31 March 2002

                                AU 01      AU 02      Total
                               --------   -------   --------

Employee Loans and Advances       2,600                2,600
Work in Progress                198,900              198,900
Seller Prepayments                8,290      3359     11,649
                               --------   -------   --------
Increase in Purchase Price      209,790     3,359    213,149
                               --------   -------   --------

Accrued Salaries                  4,751                4,751
Accrued Contactor Fees            6,030                6,030
Accrued Light and Power          20,200      1000     21,200
Accrued phone                    29,550               29,550
Accrued Death and Disability      3,058       561      3,619
Unlicensed Software Cost        238,270              238,270
Other                                 0       964        964
Employee Entitlements           186,839              186,839
Deferred Revenue                401,925     36755    438,680
                               --------   -------   --------
Decrease in Purchase Price      890,623    39,280    929,903
                               --------   -------   --------

Net Change in Purchase Price   -680,833   -35,921   -716,754

                              Attachment B, page 1

                                  ATTACHMENT B

                             DISTRIBUTION AGREEMENT

                              Attachment B, page 1

                                  ATTACHMENT C

                         TRUSTED WORLD PARTNER AGREEMENT

                              Attachment C, page 1

                                  ATTACHMENT D

                                   DICTIONARY

PART 1 - DEFINITIONS

In this Agreement:

Accounting Standards means:

(a)  subject to paragraph (b) below, accounting standards approved under UK
     GAAP;

(b) solely in relation to revenue recognition, where the policy to be implemented is to be consistent with US GAAP; and

(b) generally accepted and consistently applied principles and practices adopted in the preparation of the latest balance sheet and financial accounts of the Sellers, except those inconsistent with the standards or requirements referred to in paragraph (a).

Adjustment Amount is defined in clause 5.1.

Adjustment Date means the date 7 days from agreement between the Sellers and the Buyer or determination by an Independent Expert as to the Adjustment Amount, whichever first occurs, on which date the Adjustment Amount is paid.

Adjustment Period means the period of 28 days after the Completion Date.

Adjustment Statement means the adjustment statement referred to in clause 5.1 and set out in Attachment A.

Agreement means this Business Purchase Agreement, as executed by the parties, including all the Schedules and Attachments to the Agreement.

Artarmon Property means the property leased under the Artarmon Property Lease.

Artarmon Property Lease means the lease of the real property under which CAPL is the lessee with Folio Identifier 9/11/4088.

                              Attachment D, page 1

Asset Leases means the leases, hire purchase agreements, conditional purchase agreements and other hiring arrangements for assets, equipment and computers used in the Business:

(a)  to which a Seller is a party as at the Completion Date;

(b)  which are set out in Parts 1 and 2 of Schedule 3; and

(c)  not including those which relate to Excluded Assets.

Authorisation includes:

(a) a consent, registration, filing, agreement, notice of non-objection, notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Government Agency; and

(b) in relation to anything which a Government Agency may prohibit or restrict within a specific period, the expiry of that period without intervention or action.

Baltimore Ireland means Baltimore Technologies Limited (a company incorproated under the laws of the Republic of Ireland) of 39-41 Parkgate Street, Dublin 8, Rep. of Ireland.

Baltimore Professional Services Agreement means the agreement of said name to be entered into between the Buyer and BT plc on or before Completion.

Benefiting Party means the party entitled to the benefit of a Condition, as set out next to that Condition in Schedule 7.

Business means the collective business in Australia of the Sellers in providing certification services and designing and supporting security products which have the purpose of protecting and enabling computer based information systems, as at the date of this Agreement.

Business Assets means all of the business assets and contracts used in or forming part of the Business at the Completion Date, consisting of the:

(a)  Computer System;

(b)  all rights in the Asset Leases (Schedule 3);

                              Attachment D, page 2

(c) Business Records; and copies of the Excluded Records provided pursuant to clause 6.3;

(d)  Customer Contracts (Schedule 4);

(e)  Other Contracts (Schedule 5);

(f)  Marketing Material;

(g)  Plant, Fixtures and Fittings;

(h)  Local Intellectual Property;

(i)  the domain name www.certificates-australia.com.au;

(j)  Work in Progress;

(k)  Seller Prepayments;

(l)  goodwill; and

(m) 2 Unicert licences with Level 3 Support at an annual fee not to exceed AU$5,000, and where one of those licences includes 2,500 certificates per annum,

but excludes the Excluded Contracts and Excluded Assets.

Business Contracts means the Asset Leases, Customer Contracts and Other Contracts, excluding the Excluded Contracts.

Business Day means a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday.

Business Records means in relation to the Business:

(a)  copies of customer and supplier lists;

(b)  evidence of Work in Progress;

(c)  records of Business Contracts;

                              Attachment D, page 3

(d) records of Transferring Persons and of the entitlements referred to in clause 9 (Employment and Superannuation);

(e) computer programs, data bases, and software in relation to the Plant, Fixtures and Fittings and Asset Leases;

(f)  copies of ledgers, journals and books of account;

(g) information on the manufacture, production and marketing of any goods made or sold in the Business including Marketing Material; and

(h) all other documents and records about the Business Assets transferred under this Agreement,

but excludes the Excluded Records.

Buyer Warranties means the representations and warranties set out in Part 2 of
Schedule 2.

Car Parking Licence means the licence agreement dated 21 May 2001 between Citycap Pty Limited and BT Pty Ltd for the licence to BT Pty Ltd of 11 car parking spaces at the Property.

Claim means, in relation to a person, any claim, action, proceeding, demand or judgment (including without limitation damages) against that person, or any cost or expense incurred by that person.

Completion means completion of the sale and purchase of the Business Assets under clause 6 and completion of the Adjustment Statement under clause 5.

Completion Date means the date on which Completion occurs in accordance with clause 6.1, which must be no later than the End Date.

Computer System means all computer hardware, software and networks owned or used by the Business and owned by a Seller, including arrangements relating to the provision of maintenance and support, security, disaster recovery, facilities management, bureau and on-line services to the Business but excludes any computer hardware, software and networks which are subject to or form part of the Excluded Contracts and Excluded Assets or the Asset Leases.

                              Attachment D, page 4

Condition means a condition precedent set out in Schedule 7.

Contractors means the contractors engaged by the Sellers in respect of the Business listed in Part 1 of Schedule 6 and any person who is engaged as a contractor of the Business between the date of this Agreement and Completion.

Corporations Act means the Corporations Act 2001 (Cth).

Customer Contracts means all the contracts, engagements or orders entered into on or prior to the Completion Date by or on behalf of the Sellers with customers for the sale or provision of services (including support, maintenance or consulting services) in connection with the Business, where the contract, engagement or order remains to be performed in whole or part by the Sellers (whether or not an order for services is required to be made by the customer) and where either:

(a)  the contracts, engagements or orders are listed in Schedule 4; or

(b)  the Buyer agrees to accept the assignment of such contract.

Deferred Revenue means revenue to the Sellers in respect of contractual obligations to be discharged by the Buyer subsequent to Completion.

Disclosure Letter means the letter from the Sellers dated the date of the Agreement and delivered to the Buyer before the signing of this Agreement and which contains disclosures about the Seller Warranties.

Distribution Agreement means the agreement of the said name, to be entered into by the Buyer and Baltimore Ireland on or about the date of this Agreement in the form attached to this Agreement as Attachment C.

Employees means the employees of the Business listed in Part 1 of Schedule 6 and any person who becomes an employee of the Business between the date of this Agreement and Completion, but does not include Excluded Persons.

Employee Entitlement, in relation to an employee, means the full amount of any remuneration and compensation accrued to the employee, including:

(a) the amounts accrued to the employee as set out in Schedule 6 as at 31 March 2002 and as updated at Completion as of the Completion Date;

(b)  On-Costs;

                              Attachment D, page 5

(c)  salary or wages; and

(d) sick leave, annual leave (adjusted in accordance with clause 8.2(e) as applicable), leave loading and long service leave.

End Date means 30 June 2002 or such other date as agreed in writing between the Buyer and the Sellers.

Excluded Contracts and Excluded Assets means the items set out in Part 2 of
Schedule 1.

Excluded Persons means the employees or contractors of the Business listed in
Part 2 of Schedule 6.

Excluded Records means those Business Records which:

(a)  a Seller is required by law to retain; or

(b)  are subject to legal professional privilege; or

(c) which relate to any part of the Business or Excluded Contracts and Excluded Assets which are not being transferred under this Agreement

Government Agency means a government or governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity whether foreign, federal, state, territorial or local.

GST means goods and services tax under the GST Law.

GST Law has the same meaning as in A New Tax System (Goods and Services Tax) Act 1999.

Guarantee means any performance or other guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship including any other obligation or irrevocable offer (whatever called and of whatever nature):

(a)  to pay, purchase or perform;

(b)  to provide funds for the payment or discharge of;

(c) to indemnify against the consequences of default in the payment or performance of;

                              Attachment D, page 6

(d)  to be responsible otherwise for,

an obligation or debt of another person.

HIC Agreement means the agreement for the provision of a software licence and related services between the Health Insurance Commission and BT Pty Ltd dated 1 February 2000.

Independent Expert means the President for the time being of the Institute of Chartered Accountants in Australia, NSW Division or his/her nominee.

Industry Fund means the Optimum Superannuation Industry Trust.

Insolvency Event means the occurrence of any one or more of the following events in relation to any party to this Agreement:

(a) either the party being in liquidation or an order, petition, application, proceeding, meeting or resolution being made, presented, brought, called or passed for the purpose of winding up the party and not withdrawn;

(b) a controller (within the meaning of the Corporations Act) having possession or control of any of the assets or undertaking of the party for the purpose of enforcing a charge;

(c) a chargee or other person being entitled to be in, or having threatened to take, possession or control of any of the assets or undertaking of the party for the purpose of enforcing a charge;

(d) an administrator (within the meaning of the Corporations Act) having been appointed or threatened to be appointed to the party; or

(e) the party having stopped payments to creditors generally, or being insolvent (within the meaning of the Corporations Act) or unable to pay its debts as and when they fall due.

Integration Committee means the committee that will be established by the Sellers and the Buyer for the purpose of monitoring the operation of the Sellers and the Business between the date of this Agreement and the Completion Date pursuant to clause 4.4.

Intellectual Property means all intellectual property rights subsisting throughout the world conferred under statute, common law or equity, including but not limited to:

(a) patents, copyright, rights in circuit layouts, registered designs, trade marks, rights in know-how and any right to have information kept confidential; and

                              Attachment D, page 7

(b) any application or right to apply for registration of any of the rights referred to in paragraph (a).

Inter-company Debt means any amounts owing by the Sellers to a Related Body Corporate at the Completion Date or any amounts owing by a Related Body Corporate to the Sellers as at the Completion Date.

Key Employees means Wendy Watson, Narelle Behn-Carey, Mark Bower, John Karabin and Gabriel Haythornthwaite.

Liability or Liabilities means any or all liabilities, losses, damages, outgoings, claims, costs and expenses of whatever description.

Local Intellectual Property means BT Pty Ltd's rights, title and interest in any Intellectual Property in any data, manuals, worksheet, spreadsheet and other related material, created or developed by the Professional Services Group of BT Pty Ltd as at the Completion Date:

Marketing Material means promotional material, catalogues, display stands, signs, film, and print media material and material of a similar nature used in the Business.

Officer means, in relation to a body corporate, a director or secretary of that body corporate.

On-Costs, in relation to an employee, means the costs of the employer in addition to salary or wages that arise on account of the employment of the employee, including superannuation and pension fund contributions, workers' compensation insurance, medical insurance and fringe benefits and payroll tax, but not including sick leave, annual leave, leave loading or long service leave.

Other Contracts means the contracts affecting the Business to which a Seller is a party including certain:

(a)  Software Licences;

(b)  contracts with suppliers of a Seller; and

(c)  contracts with independent contractors,

where either:

(d)  the contract is listed in Schedule 5; or

(e)  the Buyer agrees to accept the assignment of the contract,

                              Attachment D, page 8
but excluding the Asset Leases, the Excluded Contracts and Customer Contracts.

Plant, Fixtures and Fittings means the fixtures, fittings, plant, machinery, equipment, furniture, utensils, templates, implements, chattels, equipment and leasehold refurbishment improvements which are:

(a)  owned by a Seller;

(b)  situated at the Property or the Artarmon Property;

(c)  not subject to a Security Interest;

(e)  not the subject of an Asset Lease or Other Contract;

(f)  not subject to or form part of the Excluded Contracts and Excluded Assets.

Property means the property leased under the Pyrmont Property Lease.

Purchase Price means the purchase price payable for the Business Assets.

Pyrmont Property Lease means the lease of the real property under which BT Pty Ltd is the lessee with CT Volume/Folio numbers 101/853704 and 102/853704 and the Car Parking Licence.

Receivables means the debts owed to the Sellers by a third party, and the trade debts acquired in the ordinary course of the Business, as at the Completion Date but exclude Inter-Company Debt.

Redundancy Payouts, in relation to an employee, means the entitlements payable to the employee in the form of remuneration, compensation or benefits arising out of the termination of the employee's employment with either BT Pty Ltd or the Buyer, excluding any Employee Entitlements.

Related Agreements means the agreements set out in Condition 1.

Related Bodies Corporate has the meaning given to that term under the Corporations Act.

SecureNet Professional Services Agreement means the agreement of said name to be entered into between the Buyer and BT plc on or before Completion.

Security Interest means a right, interest, power or arrangement in relation to an asset which provides security for the payment or satisfaction of a debt, obligation or liability including without limitation under a bill of sale, mortgage, charge, lien, pledge, trust, power, deposit, hypothecation or arrangement for retention of title, and includes an agreement to grant or create any of those things.

Seller Accruals means payments by the Buyer to the benefit of the Sellers in respect of contractual obligations incurred by the Sellers prior to Completion and pursuant to the terms of this Agreement to be discharged by the Buyer subsequent to Completion.

                              Attachment D, page 9

Seller Group Guarantee means each Guarantee provided by, on behalf of or in favour of BT Pty Ltd or CAPL or BT plc in relation to the continued performance of a Business Contract, whether directly or indirectly via an intermediary such as a bank, and which is listed in Schedule 8.

Seller Prepayments means prepayment by the Sellers to the benefit of the Buyer in respect of contractual obligations to be discharged by the Buyer subsequent to Completion.

Seller Warranties means the representations and warranties set out in Part 1 of
Schedule 2.

Software Licences means any licences, authorisations and permissions granted by a third party, whether express or implied, to a Seller pertaining to the use by the Seller of that third party's intellectual property, including those set out in Schedule 5 but excluding software applications made available through or resident on the Baltimore global intranet as at the date of this Agreement.

Tax means a tax, levy, charge, impost, fee, deduction, withholding or duty of any nature, including, without limitation, stamp and transaction duty or any goods and services tax (including GST), value added tax or consumption tax, which is imposed or collected by a Government Agency, except where the context requires otherwise. This includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed in addition to those amounts.

Transferring Person means an Employee or Contractor who accepts an Offer.

Trusted World Partner Agreement means the agreement of said name to be entered into between the Buyer and BT plc on or about the date of this Agreement substantially in the form attached to this Agreement in Attachment D.

Unlicensed Software Cost means the cost of replacing the oftware referred to in
Schedule 9.

Warrantors means BT Pty Ltd, CAPL and BT plc.

Work in Progress means work in progress under Customer Contracts being transferred in accordance with this Agreement.

PART 2 - INTERPRETATION

(a)  In this Agreement unless the context otherwise requires:

     (i)  words importing the singular include the plural and vice versa;

     (ii) words which are gender neutral or gender specific include each gender;

                              Attachment D, page 10

     (iii) other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

     (iv) an expression importing a natural person includes a company, partnership, joint venture, association, corporation or other body corporate and a Government Agency;

     (v) a reference to a thing (including, but not limited to, a chose-in-action or other right) includes a part of that thing;

     (vi) a reference to a clause, party, schedule or attachment is a reference to a clause of this Agreement, and a party, schedule or attachment to, this Agreement, and a reference to this Agreement includes a schedule and attachment to this Agreement;

     (vii)  a reference to this Agreement includes this Dictionary;

     (viii) a reference to a law includes a constitutional provision, treaty, decree, convention, statute, regulation, ordinance, by-law judgment, rule of common law or equity or a rule of an applicable stock exchange and is a reference to that law as amended, consolidated or replaced;

     (ix) a reference to a document includes all amendments or supplements to that document, or replacements or novations of it;

     (x) a reference to a party to a document includes that party's successors and permitted assigns;

     (xi) if a party comprises two or more persons, a covenant, undertaking, representation, warranty, indemnity or agreement made or given by that party binds those persons jointly and severally;

     (xii) a reference to an agreement, other than this Agreement, includes an undertaking, deed, agreement or legally enforceable arrangement or understanding, whether or not in writing; and

     (xiii) all references to dollars, $, cost, value and price are to be in Australian currency.

                              Attachment D, page 11

(b) Any words in this Agreement appearing after the words "include", "includes" or "including", do not limit anything else that might be included.

(c) Where the day on or by which something must be done is not a Business Day, that thing must be done on or by the following Business Day.

(d) Headings are for convenience only and do not affect the interpretation of this Agreement.

(e) This Agreement may not be construed adversely to a party just because that party prepared this Agreement.

(f)  A term or expression starting with a capital letter:

     (i) which is defined in this Dictionary, has the meaning given to it in this Dictionary;

     (ii) which is defined in the Corporations Act but is not defined in this Dictionary, has the same meaning as in the Corporations Act; and

     (iii) which is defined in the GST Law but is not defined in this Dictionary, has the same meaning as in the GST Law.

                              Attachment D, page 12